EXHIBIT 4.3
EXECUTION COPY
INDENTURE
dated as of December 16, 2013
by and among
MICRON SEMICONDUCTOR ASIA PTE. LTD.,
as Issuer
WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity, except as expressly provided herein, but solely as Indenture Trustee,
WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Security Trustee,
and
EXPORT-IMPORT BANK OF THE UNITED STATES
________________________________________________________
Ex-Im Bank Guarantee No. AP086036XX - Singapore
________________________________________________________

TABLE OF CONTENTS
(Continued)

Schedule 1	—	Form of Floating Rate Global Note
Schedule 2	—	Form of Fixed Rate Global Note

Schedule 3	—	Form of Floating Rate Definitive Note
Schedule 4	—	Form of Fixed Rate Definitive Note

Appendix A	—	Definitions

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THIS INDENTURE is made as of December 16, 2013 by and among MICRON SEMICONDUCTOR ASIA PTE. LTD., a company organized under the laws of the Republic of Singapore, as Issuer (the “Issuer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as indenture trustee on behalf of the Noteholders and/or as custodian and agent pursuant to Section 2.03(b)(ii) hereof (in either such capacity, together with its successors, the “Indenture Trustee”), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as security trustee, (in such capacity, together with its successors, the “Security Trustee”) and EXPORT-IMPORT BANK OF THE UNITED STATES, an independent agency of the United States of America (“Ex-Im Bank”).
W I T N E S S E T H:
WHEREAS, the proceeds of the issuance of the Notes will be used by the Issuer to finance: (i) the purchase of Eligible Goods and Services for the Project (or to reimburse the Issuer for the costs thereof), and (ii) payment of the related Exposure Fee;
WHEREAS, subject to the terms and conditions of the Operative Documents, Ex-Im Bank has agreed to issue to the Indenture Trustee, on behalf of the Noteholders, its guarantee of the principal of, and interest on, each Note in an amount equal to the Guaranteed Amount in respect of such Note, all as set forth in the Ex-Im Bank Guarantee;
WHEREAS, the Notes will be secured as provided in the Security Documents;
WHEREAS, the transactions contemplated hereby will facilitate exports from the United States of America to Singapore;
WHEREAS, the Issuer, the Indenture Trustee, the Security Trustee and Ex-Im Bank are entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by each party hereto; and
WHEREAS, all things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been completed.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION
Section 1.01    Definitions. Unless the context requires otherwise, capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in Part I of Appendix A hereto for all purposes of this Indenture and this Indenture shall be interpreted in accordance with the rules of construction set forth in Part II of Appendix A hereto.

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Section 1.02    Acts of Noteholders.
(a)    Any direction, consent, request, demand, authorization, notice or waiver (a “Direction”) or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Indenture Trustee and, where it is expressly required, by the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a written appointment of any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.02. For the purposes of directing any action or casting any vote or giving any consent, waiver or instruction hereunder, any Noteholder may allocate, in such Noteholder’s sole discretion, any fractional portion of the principal amount of such Note in favor of or in opposition to any such action, vote, consent, waiver or instruction.
(b)    The fact and date of the execution by any Person of any instrument or writing may be proved in any reasonable manner which the Indenture Trustee deems sufficient.
(c)    In determining whether the Noteholders of the requisite aggregate Outstanding Amount of Outstanding Notes have given any Direction under this Indenture, any portion of the Notes owned by the Issuer, the Guarantor or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding under this Indenture for purposes of any such determination. In determining whether the Indenture Trustee shall be protected in relying upon any such Direction, only the portion of the Notes which a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded.
(d)    The Issuer may at its option by delivery of an Officer’s Certificate to the Indenture Trustee set a record date to determine the Noteholders entitled to give any Direction.
(e)    Any Direction or other action by any Noteholder of any Note shall bind every Noteholder of such Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Note.
(f)    Except as otherwise provided in Section 1.02(c), any portion of the Notes owned by or pledged to any Person shall have an equal and proportional benefit under the provisions of this Indenture, without preference, priority or distinction as among all of the Notes.
(g)    Notices to be given by any Noteholder to the Indenture Trustee shall be in writing and given by forwarding the same to the Indenture Trustee. While any Notes are represented by a Global Note, such notice may be given by the Depositary or in such manner as the Indenture Trustee and the Depositary may approve for this purpose.

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ARTICLE II
THE NOTES
Section 2.01    Execution and Denomination.
(a)    On each Disbursement Date, the Issuer shall, on and subject to the terms and conditions set forth in the Participation Agreement, issue a single Global Note to the Indenture Trustee in accordance with the provisions of Section 2.02 hereof. Definitive Notes may be issued in exchange for the Global Notes only in the limited circumstances specified in Section 2.03 hereof.
(b)    Each Note shall be executed on behalf of the Issuer by one of its authorized officers or attorneys-in-fact. Notes bearing the manual signature of individuals who were at any time authorized officers or attorneys-in-fact of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. The Notes shall be issued in registered form only, without interest coupons.
Section 2.02    Global Notes.
(a)    Issuance. (1) On any Business Day prior to the Final Disbursement Date, the Issuer may, subject to the satisfaction or waiver of the conditions set forth in Section 4 of the Participation Agreement and in the relevant Note Purchase Agreement and compliance with the Utilization Procedures, issue and deliver to the Indenture Trustee a single book-entry Global Note for the related Eligible Goods and Services in registered form without interest coupons substantially in the form of either Schedule 1 or Schedule 2 hereto, as applicable, in a principal amount not exceeding the sum of (A) the product of (i) the applicable Disbursement Percentage and (ii) the U.S. Dollar invoice value of the U.S. Contract Goods and Services for costs not previously financed hereunder that have been incurred on or after the Initial Eligibility Date by the Issuer for the purchase of U.S. Contract Goods and/or U.S. Contract Services relating to the Project in an aggregate amount not to exceed the U.S. Contract Financed Portion Amount, (B) the Local Cost Financed Portion of the costs not previously financed hereunder that have been incurred on or after the Initial Eligibility Date by the Issuer for the purchase of Local Cost Goods and Services relating to the Project in an aggregate amount not to exceed the Local Cost Financed Portion Amount, and (C) in an aggregate amount not to exceed the Exposure Fee Amount, the Exposure Fee payable on such U.S. Contract Financed Portion and Local Cost Financed Portion; provided that in no event shall the aggregate original principal amount of all of the Global Notes exceed the Credit.

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(ii)    The Issuer may submit no more than one (1) Request for Issuance per month, which request may include a Request for Issuance (U.S. Contract Goods and Services) and a Request for Issuance (Local Cost Goods and Services).
(iii)    Ancillary Services shall be treated in the same manner as any other Eligible Services (including, without limitation, the requirements set forth in Section 3 of the Participation Agreement); provided that the Foreign Content associated with any Special Ancillary Services shall be deemed to be zero.
(iv)    Utilizations for Ancillary Services may be made only concurrently with or after other Eligible Goods and Services that are not Ancillary Services have been financed with the issuance of a Global Note hereunder.
(v)    Upon its receipt of an executed Global Note, the Indenture Trustee shall authenticate such Global Note in accordance with Section 2.11. On and subject to the terms and conditions of the Participation Agreement, the Utilization Procedures and the Ex-Im Bank Guarantee, Ex-Im Bank shall endorse its Guarantee Legend on such Global Note in the form provided in the Ex-Im Bank Guarantee, and return the same to the Indenture Trustee. Each Global Note so endorsed shall (i) be registered in the Register by the Registrar in the name of Cede & Co., as nominee of the Depositary, (ii) be dated the relevant Issuance Date, (iii) be payable as to principal in accordance with its terms and the applicable provisions of this Indenture, (iv) bear interest at the Applicable Rate as provided therein and in Section 2.02(c) hereof, (v) have attached thereto an amortization schedule, (vi) be duly authenticated by the Indenture Trustee in the manner provided herein and (vii) be otherwise issued and completed in conformity with the terms of this Indenture.
(vi)    The Indenture Trustee shall retain possession of each Global Note as custodian for the Depositary, and the Indenture Trustee shall cause the Registrar to record in the Register that Cede & Co., as nominee of the Depositary, is the registered Holder of each Global Note. The Indenture Trustee shall cause the Depositary to credit, on its internal system, the respective principal amounts of individual Beneficial Interests to the accounts of Persons who have accounts with the Depositary in accordance with the Applicable Procedures of the Depositary. Ownership of Beneficial Interests will be limited to Depositary Participants or persons who hold Beneficial Interests through Depositary Participants. Ownership of Beneficial Interests will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary (with respect to interests of Depositary Participants) and the records of Depositary Participants (with respect to interests of persons other than Depositary Participants) in accordance with the Applicable Procedures. No holder of any Beneficial Interest will receive a definitive note evidencing its interest in any Global Note. By their respective acceptance thereof, each Beneficial Owner, the Depositary and Cede & Co., as nominee of the Depositary and registered Holder of each Global Note, shall be deemed to have instructed and authorized the Indenture Trustee to make demands for payment of each Global Note against the Issuer, the Guarantor and Ex-Im Bank in accordance with the provisions of this Indenture, the Ex-Im Bank Guarantee and the other Operative Documents and in furtherance thereof each Beneficial Owner, the

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Depositary and Cede & Co., as nominee of the Depositary and registered Holder of each Global Note, expressly authorizes the Indenture Trustee to execute and deliver for and on its behalf each assignment of each Global Note and take such other action under and as required by the Ex-Im Bank Guarantee.
(vii)    None of the Depositary Participants or any Beneficial Owner shall have any rights under this Indenture, any other Operative Document or under any Global Note held on their behalf by the Indenture Trustee, as custodian for the Depositary. Cede & Co., as nominee of the Depositary, as Holder of each Global Note, may be treated by the Issuer, Ex-Im Bank, the Indenture Trustee and any agent of the Issuer, Ex-Im Bank or the Indenture Trustee as the absolute owner of each Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, Ex-Im Bank or the Indenture Trustee or any agent of the Issuer, Ex-Im Bank or the Indenture Trustee from giving effect to any written certification, proxy or other authorization furnished by Cede & Co., as nominee of the Depositary, as a Holder, or impair, as between Cede & Co., as nominee of the Depositary, as a Holder, and the Depositary and its Depositary Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a Beneficial Owner of a Beneficial Interest in any Global Note. Cede & Co., as nominee of the Depositary, as the Holder, may grant proxies and otherwise authorize any person, including the Depositary and the Depositary Participants and persons that may hold Beneficial Interests through Depositary Participants, to take any action which a Holder is entitled to take under this Indenture or any Global Note. The Global Notes will be issuable only in minimum denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof, except that one Global Note may be issued in a different denomination.
The Indenture Trustee shall have no responsibility, duty or obligation to any Beneficial Owner of a Global Note with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in any Global Note.
The Indenture Trustee shall have no responsibility, duty or obligation to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under Applicable Law with respect to any transfer of any interest in any Global Note (including any transfers between or among the Depositary, its agent members or Beneficial Owners of any Global Note) other than to require delivery of such certificates and other documentation or such evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Operative Documents with respect to transfers between Holders, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
(b)    Principal. The principal amount of each Global Note shall be payable (i) in respect of a Floating Rate Global Note, in consecutive quarterly installments on each of the then remaining Repayment Dates for such Floating Rate Global Note (amortizing on a straight-line basis beginning on April 15, 2014), and (ii) in respect of a Fixed Rate Global Note, in consecutive semi‑annual installments on each of the then remaining Repayment Dates for such Fixed Rate Global Note (amortizing on a straight-line basis beginning on July 15, 2014), each such installment to be in an amount equal to the principal amount set forth for such Repayment Date in Annex A to such Global Note, except that the amount payable on the Final Maturity Date of such Global Note

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shall in all cases be an amount equal to the then outstanding principal balance thereof together with accrued and unpaid interest thereon and all other amounts then owing hereunder or under the other Operative Documents with respect thereto.
(c)    Interest.
(i)    The Issuer shall pay to the Indenture Trustee, for the account of the relevant Noteholders, interest on the unpaid principal amount of each Global Note for the period from and including the relevant Issuance Date to but excluding the date such Global Note shall be paid in full, at a rate per annum for each Interest Period relating thereto equal to the Applicable Rate for such Global Note for such Interest Period.
(ii)    The Issuer shall pay to the Indenture Trustee, for the account of the relevant Noteholders, interest at the relevant Applicable Rate on any unpaid principal amount of any Global Note and on any interest thereon and any other amount payable by the Issuer to any Noteholder that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full.
(iii)    Accrued interest on the principal amount of each Global Note shall be payable in arrears on each Interest Payment Date for such Global Note and upon the payment or redemption thereof (but only on the principal amount so paid or redeemed), except that interest payable at the applicable Post-Default Rate shall be payable from time to time on demand.
(iv)    Notwithstanding Section 2.02(c)(i) hereof, if Ex-Im Bank shall have made a claim payment under the Ex-Im Bank Guarantee with respect to a demand under a Floating Rate Global Note, then, beginning on the date of such claim payment, the unpaid principal amount of such Floating Rate Global Note shall bear interest at a rate per annum equal to Special LIBOR plus the Applicable Margin for all purposes, including, without limitation, Section 2.02(c)(v) hereof.
(v)    Notwithstanding Section 2.02(c)(ii), if Ex-Im Bank shall have made a claim payment under the Ex-Im Bank Guarantee with respect to a demand under a Global Note, then, beginning on the date of such claim payment, if any amount of principal or accrued interest on such Global Note then owing to Ex-Im Bank is not paid in full when due, whether at stated maturity, by acceleration or otherwise, the Issuer shall pay to Ex-Im Bank on demand interest on such unpaid amount for the period from and including the date such amount was due to Ex-Im Bank but excluding the date such amount is paid in full at an interest rate equal to one percent (1%) per annum above the interest rate otherwise then applicable under Section 2.02(c)(i) hereof (as modified, if required, by Section 2.02(c)(iv) hereof).
(vi)    Except as otherwise provided in Section 2.02(c)(v) with respect to the amounts of principal and accrued interest, if, at any time, any other amount owing to Ex-Im Bank under this Indenture or any Global Note is not paid in full when due, the Issuer shall pay to Ex-Im Bank on demand interest on such unpaid amount for the period from the

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due date thereof (the “Due Date”) until such amount shall have been paid in full at an interest rate per annum equal to one percent (1%) per annum above the U.S. Treasury Rate (as defined below). For purposes of this clause (vi), the “U.S. Treasury Rate” shall mean the applicable interest rate specified in the Federal Reserve Statistical Release H.15 (519) as the average monthly rate for the month immediately preceding the relevant Due Date, available at http:/www.federalreserve.gov/releases/h15/data.htm under the heading “U.S. government securities” and the subheading of “Treasury constant maturities,” for a maturity closest to the duration of the payment default.
(vii)    Notwithstanding anything in this Section 2.02(c) to the contrary, so long as Ex-Im Bank is not the Holder of a Global Note, the interest at the Applicable Rate for such Global Note on amounts not paid in full when due that shall accrue on such Global Note, when combined with the principal and interest of such Global Note covered by the Ex-Im Bank Guarantee, shall not exceed the Guaranteed Amount under the Ex-Im Bank Guarantee with respect to such Global Note.
(d)    Redemptions.
(i)    Optional.
(a)    The Issuer shall have the right to redeem any Fixed Rate Global Note in full or in part on any Business Day, together with accrued and unpaid interest thereon, the applicable Make-Whole Amount, if any, and all other amounts then owing by the Issuer hereunder and under the other Operative Documents, provided that the Issuer shall give the Indenture Trustee, the Security Trustee and Ex-Im Bank not less than thirty (30) days’, but not more than sixty (60) days’, prior written notice of such redemption as provided in Section 2.02(d)(iii) hereof; provided that, any partial redemption of any Fixed Rate Global Note shall be in an amount at least equal to U.S.$10,000,000 and integral multiples of U.S.$1,000,000. Any notice of redemption given by the Issuer pursuant to this Section 2.02(d)(i)(a) shall be revocable and may be subject to one or more conditions precedent specified by the Issuer. As of the date of such redemption, the Issuer shall pay the principal amount of the Fixed Rate Global Note to be redeemed, all accrued interest thereon, the applicable Make-Whole Amount, if any, and all other amounts then owing to Ex-Im Bank and the Noteholders under the Operative Documents with respect to such Fixed Rate Global Note.
(b)    The Issuer shall have the right in respect of any Floating Rate Global Note, on or after expiry of the No Redemption Period(s) (if any) for such Floating Rate Global Note, to redeem such Floating Rate Global Note in full or in part on any Business Day, together with accrued interest thereon, the applicable Prepayment Premium, if any, and all other amounts then owing by the Issuer hereunder and under the other Operative Documents, provided that the Issuer shall give the Indenture Trustee, the Security Trustee and Ex-Im Bank not less than

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thirty (30) days’, but not more than sixty (60) days’, prior written notice of such redemption as provided in Section 2.02(d)(iii) hereof; provided that any partial redemption of any Floating Rate Global Note shall be in an amount at least equal to U.S.$10,000,000 and integral multiples of U.S.$1,000,000. Any notice of redemption given by the Issuer pursuant to this Section 2.02(d)(i)(b) shall be revocable and may be subject to one or more conditions precedent specified by the Issuer. As of the date of such redemption, the Issuer shall pay the principal amount of the Floating Rate Global Note to be redeemed, all accrued interest thereon, the applicable Prepayment Premium, if any, and all other amounts then owing to Ex-Im Bank and the Noteholders under the Operative Documents with respect to such Floating Rate Global Note.
(ii)    Mandatory. If at any time the Issuer or the Guarantor, as the case may be, or its Controlling Sponsor, or any Relevant Person that is owned or Controlled by the Issuer, and/or the Guarantor, or its Controlling Sponsor, shall be or become a person to whom Ex-Im Bank is prohibited by law from providing financing or other credit support by reason of sanctions imposed by the United States under the Iran Sanctions Act, then Ex-Im Bank shall so notify the Issuer, and (A) the Credit shall be immediately cancelled; and (B) within 180 days of Ex-Im Bank’s notice, the Issuer shall redeem the outstanding principal amount of all Notes, together with all accrued and unpaid interest thereon to the date of redemption, plus the Make-Whole Amount, if any, and all other amounts then due and owing under the Operative Documents. No Prepayment Premium shall be payable in connection with any mandatory redemption of the Notes. The Issuer shall give the Indenture Trustee, the Security Trustee and Ex-Im Bank not less than thirty (30) days’ prior written notice of such redemption as provided in Section 2.02(d)(iii) hereof; provided, however, that failure to give such notice shall not affect the obligation of the Issuer to make such redemption payment.
(iii)    Notice of Redemption. Any notice of redemption given by the Issuer pursuant to this Section 2.02(d) shall specify the date upon which such redemption is to be made and the amount of such redemption. If a redemption under Section 2.02(d) is not made in full for any reason, notwithstanding the giving of notice pursuant to Section 2.02(d), this Indenture and the obligations of the Issuer hereunder and under the Notes shall continue in full force and effect and, solely in the case of a redemption pursuant to Section 2.02(d)(i) hereof, no Potential Default or Event of Default shall arise or be deemed to arise by reason thereof.
(iv)    Any redemption pursuant to this Section 2.02(d) shall satisfy pro tanto the Issuer’s obligations in relation to the applicable Global Note (or portion thereof, in the case of any partial redemption pursuant to this Section 2.02(d)(i)).

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(v)    Any partial redemption pursuant to Section 2.02(d)(i) shall be applied to the remaining principal installments of the applicable Global Note in the inverse chronological order of their maturities.
(vi)    Any amount redeemed under this Section 2.02(d) may not be reissued.
(vii)    Notice of redemption shall be given by the Indenture Trustee to each Holder of any Global Note to be redeemed, as soon as reasonably practicable, at the address appearing in the Register.
(e)    Transfer of Beneficial Interests in and Exchanges of the Global Notes. The transfer of Beneficial Interests in a Global Note shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures of the Depositary therefor. A Global Note may not be exchanged for another Note other than as provided in Section 2.03(b) and Section 2.06 hereof.
Section 2.03    Definitive Notes.
(a)    Issuance. Each Global Note shall only be transferred in the circumstances described in this Indenture. Each Global Note may (or in the case of clause (ii) below, shall) be exchanged by the Issuer for a Definitive Note in definitive fully registered form without interest coupons bearing the same interest rate as the Global Note being exchanged and issued to the Indenture Trustee as custodian and agent for the Depositary Participants who are, or who act on behalf of, the Beneficial Owners, rather than Cede & Co., if (i) the Depositary advises the Indenture Trustee in writing that the Depositary is no longer willing or able to properly discharge its responsibilities as depositary and the Issuer is unable to appoint a successor depositary acceptable to the Indenture Trustee (acting reasonably) within ninety (90) days of such notice or (ii) after the occurrence of an Event of Default with respect to such Global Note, the Indenture Trustee has assigned such Global Note to Ex-Im Bank in connection with and as a condition to its demand for payment under the Ex-Im Bank Guarantee and Ex-Im Bank has requested the issuance of a Definitive Note. The Indenture Trustee will promptly notify the Issuer and Ex‑Im Bank of the receipt of any notice by the Depositary described in clause (i) of this Section 2.03(a). None of the Issuer, Ex-Im Bank or the Indenture Trustee shall be liable if the Indenture Trustee or the Issuer is unable to appoint a successor Depositary. The payment and redemption terms of this Indenture applicable to each Global Note shall equally apply to any Definitive Note issued in exchange therefor as provided herein. The Definitive Notes will be issuable only in minimum denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof, except that one Definitive Note may be issued in a different denomination.
(b)    Exchange.
(i)    Upon the occurrence of any of the events specified in Section 2.03(a) hereof, the Indenture Trustee shall request, and upon receipt of written notice and a list from the Depositary of the Depositary Participants who are, or who act on behalf of, the Beneficial Owners of each applicable Global Note, shall be required to notify, at the expense of the Issuer, each Depositary Participant on such list of the issuance of a Definitive Note

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representing such Global Note, and/or of its assignment of such Global Note to Ex-Im Bank in connection with and as a condition to its demand for payment under the Ex-Im Bank Guarantee.
(ii)    If a Global Note is to be exchanged for a Definitive Note under the circumstances described in Section 2.03(a)(i) hereof (A) the Issuer shall promptly after receiving written notice thereof and request therefor from the Indenture Trustee, execute and deliver (x) if a Fixed Rate Global Note is being exchanged, a Fixed Rate Definitive Note or (y) if a Floating Rate Global Note is being exchanged, a Floating Rate Definitive Note, and in each case, the Indenture Trustee shall authenticate such Definitive Note in accordance with Section 2.11, (B) the Indenture Trustee shall deliver such Global Note to Ex-Im Bank for cancellation of the Guarantee Legend thereon, together with a Request for Guarantee Legend accompanied by the Definitive Note of the Issuer, and (C) on and subject to the terms and conditions of the Participation Agreement, Section 2.03 of this Indenture and the Ex-Im Bank Guarantee, Ex-Im Bank shall endorse its Guarantee Legend on such Definitive Note in the form provided in the Ex‑Im Bank Guarantee, and return the same to the Indenture Trustee together with such Global Note with its Guarantee Legend thereon cancelled. Upon its receipt thereof, the Indenture Trustee shall cancel such Global Note and promptly thereafter return a copy of the same to the Issuer (it being understood and agreed that the return by the Indenture Trustee to the Issuer of a copy of the Global Note instead of the original shall constitute a representation and certification by the Indenture Trustee to the Issuer that the original of the Global Note has been retained by the Indenture Trustee and will be held in a safe and prudent manner until it eventually is destroyed, which representation and certification shall survive the repayment of the Global Note and the termination of this Indenture). Each Definitive Note so endorsed shall (I) be registered in the name of the Indenture Trustee (or in the case of a Definitive Note to be issued to Ex-Im Bank, in the name of Ex-Im Bank) until a replacement Depositary is appointed or such Note has been assigned to Ex-Im Bank, (II) be dated the applicable date of issuance, (III) be in a principal amount equal to the Outstanding Amount of the correspondingly surrendered Global Note as of the date of issuance of such Definitive Note and be payable as to principal and interest and other amounts in accordance with its terms and the provisions of this Indenture, including, without limitation, Sections 2.02(b) and (c) as if such Note were a Global Note, (IV) have a Final Maturity Date equal to the correspondingly surrendered Global Note, (V) bear interest at the Applicable Rate for the corresponding Global Note as provided therein and in Section 2.02(c) hereof, (VI) be subject to redemption in accordance with Section 2.02(d) as if such Note were a Global Note and (VII) be otherwise issued and completed in conformity with the terms of this Indenture. Upon any such issuance of a Definitive Note, the applicable Beneficial Owners shall be deemed to have appointed and instructed the Indenture Trustee in whose name the Definitive Note representing the related Global Note shall have been issued to act as custodian and agent for Depositary Participants who are, or who act on behalf of, the Beneficial Owners and to accept delivery of such Definitive Note on behalf of such Depositary Participants, to act as custodian of such Definitive Note and agent for such Depositary Participants who are, or who act on behalf of, the Beneficial Owners and to make demands for payment thereof against the Issuer, the Guarantor and Ex-Im Bank as set forth in this Indenture, the Ex-Im Bank Guarantee and the other Operative Documents. Neither Depositary Participants nor Beneficial Owners

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will be entitled to physical delivery of any Definitive Note and each Definitive Note will at all times, unless delivered to Ex-Im Bank in connection with a demand for payment under the Ex-Im Bank Guarantee, be in the possession of the Indenture Trustee as custodian and agent for the applicable Depositary Participants who are, or who act on behalf of, the Beneficial Owners. The Indenture Trustee may from time to time establish in its discretion such rules and procedures relating to the rights of Depositary Participants or Beneficial Owners of Definitive Notes as it may see fit in its sole discretion (and such rules and procedures shall be the Indenture Trustee’s procedures in its capacity as agent and custodian, the “Indenture Trustee’s Procedures”), including a decision to allow only Depositary Participants to be treated as if they were the Holders of the Definitive Notes or interests in the Definitive Notes or to treat Beneficial Owners as if they were the Holders of the Definitive Notes and, in any such case, accord such Depositary Participants or Beneficial Owners the same rights and obligations that Holders of the Definitive Notes have under the Indenture.
(iii)    Following the assignment of a Global Note to Ex-Im Bank under the Ex-Im Bank Guarantee, Ex-Im Bank as the new Holder shall have the right to exchange such Global Note for one or more Definitive Notes registered in its name. If it shall elect to exercise such right, Ex-Im Bank shall so notify the Issuer and the Indenture Trustee and thereupon (A) the Issuer shall promptly after receiving written notice of such election, execute and deliver to the Indenture Trustee (x) if a Fixed Rate Global Note is being exchanged, a Fixed Rate Definitive Note or (y) if a Floating Rate Global Note is being exchanged, a Floating Rate Definitive Note, and upon its receipt, the Indenture Trustee shall authenticate such Definitive Note or Notes and deliver such Definitive Note or Notes to Ex-Im Bank, (B) the Registrar shall register such Definitive Note in the Register in the name of Ex-Im Bank, and (C) Ex-Im Bank shall surrender the related Global Note (with its Guarantee Legend thereon cancelled) to the Indenture Trustee, and upon its receipt thereof, the Indenture Trustee shall cancel such Global Note and return a copy of the same to the Issuer (it being understood and agreed that the return by the Indenture Trustee to the Issuer of a copy of the Global Note instead of the original shall constitute a representation and certification by the Indenture Trustee to the Issuer that the original of the Global Note has been retained by the Indenture Trustee and will be held in a safe and prudent manner until it eventually is destroyed, which representation and certification shall survive the repayment of the Global Note and the termination of this Indenture).
(iv)    Following the issuance of any Definitive Note as provided in this Section 2.03, the Indenture Trustee shall recognize the Person in whose name the Definitive Note is registered in the Register as the Holder thereof.
Section 2.04    Use of Proceeds. The Issuer will apply the proceeds of each Global Note to be issued on each Disbursement Date pursuant to Section 2.02(a) hereof solely and exclusively towards (x) reimbursement of the payment of the costs incurred by the Issuer on or after the Initial Eligibility Date for the purchase of Eligible Goods and Services and (y) payment of the related Exposure Fee; provided, however, that the failure of the Issuer to comply with this Section 2.04 shall not prejudice the rights of the Security Trustee, Ex-Im Bank, the Indenture Trustee and the Noteholders or any of them under this Indenture or any other Operative Document.

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Section 2.05    Cancellation of the Notes. No Notes may be cancelled under this Indenture unless and until the Guarantee Legend thereon has been cancelled. The Indenture Trustee shall cancel any such Notes in accordance with its customary practices in effect from time to time. The Issuer may not issue a new Note to replace a Note it has redeemed, paid or delivered to the Indenture Trustee for cancellation except as otherwise expressly provided in this Indenture.
Section 2.06    Mutilated, Destroyed, Lost or Stolen Notes.
(a)    If any Note shall become mutilated, destroyed, lost or stolen, the Issuer shall, upon the written request of the Indenture Trustee, acting on behalf of the Holder thereof and presentation of such Note or satisfactory evidence of destruction, loss or theft thereof to Ex-Im Bank, issue a substitute Note, and upon the delivery thereof to Indenture Trustee, the Indenture Trustee shall authenticate and deliver as applicable in exchange therefor or in replacement thereof, such Note, registered in the name of (x) in the case of a Global Note, Cede & Co., as nominee of the Depositary and (y) in the case of a Definitive Note, the Indenture Trustee (as custodian and agent for the applicable Depositary Participants who are, or who act on behalf of Beneficial Owners) (or Ex-Im Bank, in the case of a Definitive Note issued to Ex-Im Bank) in the same principal amount, of the same maturity, with the same payment schedule(s), bearing the same interest rate and dated the date of its authentication. The Indenture Trustee shall thereupon request Ex-Im Bank to endorse its Guarantee Legend thereon in accordance with the provisions of the Ex-Im Bank Guarantee. If the Note being replaced has become mutilated, such Note shall be surrendered to Ex-Im Bank for cancellation of its Guarantee Legend thereon, and thereupon delivered by Ex-Im Bank to the Indenture Trustee for cancellation hereunder. Upon its receipt thereof, the Indenture Trustee shall cancel any such Note and promptly thereafter return a copy of the same to the Issuer. If the Note being replaced has been destroyed, lost or stolen, the Indenture Trustee, as Holder thereof, shall furnish to the Issuer and Ex-Im Bank (a) such security or indemnity as may be required by them to save the Issuer and Ex-Im Bank harmless from any actual loss on the purportedly destroyed, lost or stolen Note and (b) evidence satisfactory to the Issuer and Ex-Im Bank of the destruction, loss or theft of such Note and of the ownership thereof, together with an Officer’s Certificate of the Issuer certifying and warranting as to the due authorization, execution and delivery of such new Note, and (if requested by Ex-Im Bank in its reasonable discretion) an opinion of the Issuer’s counsel (at the expense of the Issuer or, if such Note is mutilated, lost, stolen or destroyed by reason of gross negligence or willful misconduct of the Indenture Trustee at the expense of the Indenture Trustee, in its individual capacity and without right of the Indenture Trustee to reimbursement of such expense under any other provision of the Operative Documents) as to the due authorization, execution and delivery of such new Note, and the legality, validity, binding nature and enforceability thereof. The Holder(s) will be required to pay any tax or other governmental charge imposed in connection with any exchange or replacement of any Note and any other expenses (including the fees and expenses of the Indenture Trustee and Ex-Im Bank) connected therewith.

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(b)    In case any mutilated, defaced, destroyed, stolen or lost Note has matured and no default has been made in the payment of principal or interest, the Issuer shall, or if such Note is about to mature, the Issuer may, pay or authorize the payment of the same (without surrender thereof but otherwise in accordance with Section 3.01) instead of issuing a substitute Note, provided that security or indemnity is furnished as required in Section 2.06(a).
(c)    Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is mutilated, defaced, destroyed, stolen or lost shall constitute an additional contractual obligation of the Issuer, whether or not the mutilated, defaced, destroyed, stolen or lost Note shall at any time be enforceable by any Person, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.
Section 2.07    Payments of Transfer Taxes. Upon the transfer of any Definitive Note or Definitive Notes pursuant to Section 2.08(b) hereof, the Issuer or the Indenture Trustee may require from the party requesting such new Definitive Note or Definitive Notes payment of a sum to reimburse the Issuer or the Indenture Trustee for, or to provide funds for the payment of, any transfer tax or similar governmental charge payable in connection therewith.
Section 2.08    Registrar, Paying Agent and Calculation Agent.
(a)    Register. The Issuer hereby appoints the Indenture Trustee (and the Indenture Trustee hereby accepts such appointment) for the purpose of maintaining (i) its office or agency in the location referenced in Section 11.02(a) hereof where Notes may be presented or surrendered for registration of transfer or for exchange (the “Registrar”), (ii) its office or agency in the location referenced in Section 11.02(a) hereof, where Notes of any type may, to the extent required hereunder, be presented for payment (the “Paying Agent”) and (iii) an office or agency where notices and demands in respect of the payment of the Notes may be served. The Issuer hereby requests the Indenture Trustee, and the Indenture Trustee agrees, to keep a register of the Notes, which register shall include (w) the name and address of each current and previous Holder of the Notes, (x) each Holder’s interest in a Definitive Note, (y) the date of any transfer or assignment of any of the Holders’ interest in the Notes or Depositary Participant’s interest in a Definitive Note and the amount of such transfer or assignment, and (z) the date and amount of each payment made by or on behalf of the Issuer in respect of the Notes (the “Register”). The Indenture Trustee will keep the Register at its offices and otherwise in compliance with the terms of Section 5.01 of the Ex-Im Bank Guarantee and shall deliver a copy thereof to Ex-Im Bank as and to the extent required by said Section 5.01. Written notice of any change of location of such office or agency shall be given by the Indenture Trustee to the Issuer, Ex-Im Bank and the Holders. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Indenture Trustee, who shall act as the Registrar.
(b)    Transfer of Notes and Beneficial Interests in Notes. A Holder may only transfer a Note in accordance with Section 2.03(b) hereof. A Depositary Participant holding a Beneficial Interest in a Definitive Note may transfer its Beneficial Interest in a Note only by written request to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No transfer by a Depositary Participant holding a Beneficial Interest

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in a Definitive Note (whether or not with the consent of the Issuer) of any interest in this Indenture or the Notes or in the rights to receive any payments hereunder or thereunder (other than any transfer to Ex-Im Bank) shall be effective unless a book entry of such transfer is made upon the Register and such transfer is effected in compliance with the terms of this Indenture. No such transfer (other than to Ex-Im Bank) shall be effective until, and such transferee shall succeed to the rights of the transferor Depositary Participant only upon, final acceptance and entry by the Registrar into the Register of the transfer pursuant hereto. Prior to the entry into the Register of any transfer by the transferring Depositary Participant holding a Beneficial Interest in a Definitive Note as provided above, the Issuer, the Indenture Trustee and each other Person shall be entitled to deem and treat each Person reflected in the Register as owner of a portion of this Indenture or the Notes, or the rights to receive any payments hereunder or thereunder as the owner thereof for all purposes. The Issuer agrees that the Register shall be conclusive and binding on the Issuer absent manifest error. The Issuer irrevocably instructs the Registrar to enter into the Register any such transfer if all of the requirements set forth in this Indenture for an effective transfer by a Depositary Participant holding a Beneficial Interest in a Definitive Note of any interest in the Notes shall then have been satisfied. The Indenture Trustee shall promptly notify the Issuer of each request for a registration of transfer of a Beneficial Interest in a Note. Neither the Issuer nor the Registrar shall be required to register the transfer of any Beneficial Interest in a Note as above provided during the fifteen (15) day period preceding the Final Maturity Date of any such Note or during the period after the first mailing of any notice of redemption of Notes to be redeemed. Further, neither the Issuer nor the Registrar shall be required to register the transfer of any Beneficial Interest in any Notes that have been selected, called or are being called for redemption except, in the case of any Notes where notice has been given that such Notes are to be redeemed in part, the portion thereof not so to be redeemed. Anything in this Section 2.08(b) to the contrary notwithstanding, the Registrar shall be obligated to and shall register any exchange of a Global Note for a Definitive Note upon satisfaction of the conditions specified in Section 2.03(b) hereof.
(c)    Payment Certificate. In the event any Payment Certificate is issued under the Ex-Im Bank Guarantee in respect of any Fixed Rate Global Note and/or any Fixed Rate Definitive Note, the provisions of Section 2.08 shall apply equally to the Payment Certificate in respect thereof.
(d)    Calculation Agent. The Issuer hereby appoints the Calculation Agent (and the Calculation Agent hereby accepts such appointment) for the purpose of determining LIBOR for each Interest Period in respect of any Floating Rate Note.
Section 2.09    Statements to Holders.
(a)    Method of Notice. Following each Repayment Date and any other date specified in this Indenture for distribution of any payments with respect to the Notes (including on any Payment Certificate issued under the Ex-Im Bank Guarantee in respect thereof), the Indenture Trustee shall cause notice thereof to be given (i) so long as any Global Note is registered in the name of the Depositary, by delivery of the relevant notice to the Depositary for communication by it to the Beneficial Owners in accordance with its Applicable Procedures, and (ii) with respect to any Definitive Note, by written notice to the Holder (and, if not Ex-Im Bank, for communication by it to the Beneficial Owners of the Definitive Notes in accordance with the Indenture Trustee’s Procedures) at such address as the Holder thereof may so specify in writing to the Indenture Trustee in accordance with the provisions of Section 11.02(a) or Section 11.02(b) hereof.

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(b)    Alternative Method of Notice. The Indenture Trustee shall be at liberty to sanction some other method of giving notice to the Holders of any Notes if, in its opinion, such other method is reasonable, having regard to the number and identity of the Holders of such Notes and/or to market practice then prevailing, is in the best interests of the Holders of such Notes, and any such notice shall be deemed to have been given on such date as the Indenture Trustee may approve; provided that notice of such method is given to the Holders of such Notes in such manner as the Indenture Trustee shall require.
Section 2.10    CUSIP Numbers. The Issuer in issuing any Global Note (or any Definitive Note issued in exchange therefor as provided in Section 2.03) may use “CUSIP” or other identification numbers (if then generally in use) to identify such Notes and the related Ex-Im Bank Guarantee and Payment Certificate (if any), and if so, the Indenture Trustee shall use CUSIP numbers or other identification numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders thereof; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on any such Notes or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on such Notes; provided further, that failure to use “CUSIP” or other identification numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.
Section 2.11    Authentication. All Notes (whether a Global Note, a Definitive Note or any Note issued in exchange therefor) shall, upon written request of the Issuer, be authenticated on behalf of the Indenture Trustee by any Responsible Officer of the Indenture Trustee, by manual signature, and no Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless it shall have been so authenticated by or on behalf of the Indenture Trustee and any such signature shall be conclusive evidence that the relevant Note has been duly authenticated under this Indenture.
Section 2.12    Persons Deemed Owners. Prior to due presentation of a Note for registration of transfer, the Issuer, Ex-Im Bank, the Indenture Trustee, the Registrar and the Paying Agent shall treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments as provided in this Indenture and for all other purposes whatsoever, and neither the Issuer, Ex-Im Bank, the Indenture Trustee, the Registrar nor the Paying Agent shall be affected by nor shall rely upon any notice to the contrary. The Issuer, Ex-Im Bank or the Indenture Trustee may request, accept and rely on a certificate signed by or on behalf of the Depositary to the effect that at any particular time or throughout any particular period any particular person is, was or will be shown in its records as entitled to receive a particular payment in respect of any Global Note.
Section 2.13    Appointment of Custodian. The Issuer hereby appoints and each Holder of a Global Note shall be deemed to have appointed the Indenture Trustee as, and the Indenture Trustee hereby accepts its appointment as, custodian for each Global Note and each Definitive Note.

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ARTICLE III
PAYMENTS; APPLICATION; BUSINESS DAYS
Section 3.01    Payment by Issuer.
(a)    Time. All payments of principal, interest and other amounts to be made by the Issuer under the Notes (other than to Ex-Im Bank) shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to the account of the Indenture Trustee at Wells Fargo Bank, N.A., ABA No.: 121000248, SWIFT: WFBIUS6S, Account No. 0510922115 (Reference: FFC: 48344700) (or such other account in the continental United States as the Indenture Trustee may designate, in writing, by not less than ten (10) Business Days’ notice to the Issuer and Ex-Im Bank), not later than 11:00 a.m., New York City time, on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). With respect to any amounts due to Ex-Im Bank, all payments shall be made at the Federal Reserve Bank of New York for credit to Ex-Im Bank’s account.
TYPE/SUBTYPE: 1000
AMOUNT: [enter payment amount]
RECEIVER ABA ROUTING NUMBER: 021030004
RECEIVER ABA SHORT NAME: TREAS NYC
BUSINESS FUNCTION CODE: CTR
BENEFICIARY IDENTIFIER (ACCOUNT NUMBER): 00004984
BENEFICIARY NAME: EXPORT-IMPORT BANK
ORIGINATOR: [enter the name of the originator of the payment], ORIGINATOR TO BENEFICIARY INFORMATION - LINE 1: GUARANTEE NO. AP086036XX - Singapore for [Guarantee Commitment Fee] [Exposure Fee] [other: specify]

(b)    Calculation of Interest. Interest on the Notes (other than scheduled interest on a Fixed Rate Note), including Post-Default Rate interest, shall be computed on the basis of a year of 360 days and the actual number of days elapsed, including the first day but excluding the last day, and scheduled interest on a Fixed Rate Note shall be computed on the basis of a year of 360 days and twelve (12) thirty (30) day months. All percentages resulting from any calculation of the Applicable Rate will be rounded to the nearest one hundred-thousandth of a percentage point with five one millionths of a percentage point rounded upwards (e.g., 6.876445% (or .06876445) would be rounded to 6.87645% (or .0687645)), and all U.S. Dollar amounts used in or resulting from the calculation of interest on any Note will be rounded to the nearest cent (with one-half cent being rounded upward).
(c)    Method. Each payment received by the Indenture Trustee hereunder for account of the Noteholders (other than Ex-Im Bank) shall be paid promptly, in immediately available funds, (i) in the case of any Global Note, to the Depositary by wire transfer, or as otherwise instructed by the Depositary, to such account as the Depositary shall specify in writing to the Indenture Trustee and (ii) in the case of any Definitive Note, to each Beneficial Owner of record of such Definitive Note as of the applicable Record Date (in the case of any Definitive Note registered in the name of the Indenture Trustee) or to the Holder of record of such Definitive Note as of the applicable Record

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Date (in the case of any Definitive Note otherwise registered) by check mailed to such Beneficial Owners or Holders, as the case may be, at their addresses appearing in the Register. Alternatively, Holders of Definitive Notes having an aggregate principal amount of not less than U.S.$1,000,000, upon application in writing to the Indenture Trustee, not later than the applicable Record Date, may have such payment made by wire transfer to an account designated by such Holder at a financial institution in the continental United States. In the event and to the extent receipt of any payment is not confirmed by the Indenture Trustee by 1:00 p.m., New York City time, distribution thereof shall be made on the Business Day following the Business Day such payment is received. Payments received (if any) by the Indenture Trustee for the account of Ex-Im Bank before 11:00 a.m., New York City time, at any place of payment for Ex-Im Bank shall be remitted to Ex-Im Bank on that same day and any payments received after 11:00 a.m., New York City time, shall be remitted on the following Business Day.
(d)    Any amount required to be paid by the Issuer under a Note shall be deemed to have been paid when such amount is received by the Indenture Trustee at the account set forth in this Section 3.01.
Section 3.02    Application of Receipts.
(a)    All payments by the Issuer hereunder or under any Note shall, except as otherwise expressly provided herein or as otherwise required under Section 5.04 of the Ex-Im Bank Guarantee, be made to the Indenture Trustee and shall be allocated towards principal, interest and/or other sums owing hereunder in the following order:
(1)    First, in or towards payment of all interest due on such Note pursuant to Section 2.02(c)(ii) which is accrued, due and unpaid, but only to the extent such amounts are included in the Guaranteed Amount;
(2)    Second, in or towards payment of all Guarantee Commitment Fees, Exposure Fees and all other amounts due to Ex-Im Bank hereunder or under such Note (including, without limitation, all interest amounts due pursuant to Section 2.02(c) and the other Operative Documents which are accrued, due and unpaid and which are not otherwise provided for under clause “First” or “Third” of this Section 3.02;
(3)    Third, in or towards payment of all interest due on such Note pursuant to Section 2.02(c)(i) which is accrued, due and unpaid;
(4)    Fourth, in or towards payment of all amounts of principal payable on such Note hereunder which is due and unpaid; and
(5)    Fifth, on a pro rata basis, in or towards payment of all other amounts, including any fees and expenses payable hereunder which are due and unpaid and not otherwise provided for under this Section 3.02.

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(b)    Any sum received from Ex-Im Bank under the Ex-Im Bank Guarantee (including any Payment Certificate issued thereunder) in respect of the principal of or interest on any Note shall be applied by the Indenture Trustee to the installment of principal and/or interest (including under such Payment Certificate) in respect of which such sum shall have been so received in the manner provided in Section 3.01(c)(i) or (ii), as applicable.
Section 3.03    Business Day. Whenever any payment (other than of principal of a Note or interest thereon) shall become due on a day which is not a Business Day, or if any such payment is payable on demand and demand is made on a Business Day outside of normal banking hours of the recipient of such demand, the due date for such payment shall be the next succeeding Business Day and if such payment includes any payment of interest the amount of interest payable shall be adjusted accordingly.
Section 3.04    Certificate Conclusive and Binding. Where any provision of this Indenture provides that a Holder, the Indenture Trustee or Ex-Im Bank may certify or determine an amount or rate payable by the Issuer, a certificate by such Holder, the Indenture Trustee or Ex-Im Bank as to such amount or rate and specifying in reasonable detail the basis of computation of the relevant amount, shall be conclusive and binding on the Issuer in the absence of manifest error.
ARTICLE IV
TAXES; ADDITIONAL AMOUNTS
Section 4.01    Taxes. Without duplication of any indemnity due under Section 5.02 of the Participation Agreement, the Issuer covenants and agrees that, whether or not any Note is issued hereunder: (a) all payments by the Issuer to Ex-Im Bank, the Indenture Trustee or any Noteholder (each, an “Indemnitee”) under or in respect of this Indenture or any Note, including amounts payable under clause (b) of this sentence, shall be made free and clear of and without reduction by reason of any Taxes, all of which will be paid by the Issuer to the appropriate taxing authority at the time and in the manner prescribed by Applicable Law; (b) in the event that the Issuer or the Indenture Trustee is required by Applicable Law to deduct or withhold any Taxes from any amounts payable to an Indemnitee on, under or in respect of this Indenture or any Note, the Issuer shall pay to such Indemnitee, such additional amount or amounts as may be required in order that the amount received after deduction or withholding shall equal the full amount stated to be payable under this Indenture or such Note, as applicable, as if such deduction or withholding had not been required; (c) the Issuer shall promptly furnish to the relevant Indemnitee satisfactory official tax receipts in respect of any payment of Taxes; and (d) the covenants and agreements of the Issuer under this Section 4.01 shall survive the repayment of the Notes. Without prejudice to the obligations of the Issuer under the foregoing sentence, in the event and to the extent that the Issuer is required by Applicable Law to deduct or withhold any Tax from any payment due hereunder to an Indemnitee in respect of this Indenture or any Note, then the Issuer agrees to withhold from each such payment due hereunder such withholding Taxes at the appropriate rate, and will, on a timely basis and in the manner required by Applicable Law, deposit such amounts with an authorized depositary or other relevant Governmental Authority or Other Governmental Authority and make such reports, filings and other reports in connection therewith. The Issuer shall promptly furnish to the relevant Indemnitee (but in no event later than the date thirty (30) days after the due date thereof) the completed relevant form or forms and/or official tax receipts, if any, or such other reasonable documentation satisfactory

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to the relevant Indemnitee, indicating the payment in full of any Tax withheld from any payments by the Issuer for the account of the relevant Indemnitee, together with all such other information and documents reasonably requested by the relevant Indemnitee’s counsel. If the Issuer fails to pay any such Taxes when due or fails to remit to an Indemnitee the required receipts or other required documentary evidence, the Issuer shall indemnify and reimburse on demand such Indemnitee on an After Tax Basis for any Taxes, interest, additions, fines or penalties that may become payable as a result of any such failure.
Section 4.02    Grossing Up of Indemnity Provisions. Where in this Indenture the Issuer has an obligation to indemnify or reimburse an Indemnitee in respect of any loss or payment (including, without limitation, obligations of the Issuer to make a payment to or reimburse an Indemnitee in respect of Taxes, expenses or indemnities) the amount payable shall include the amount necessary to hold such Indemnitee harmless on an After-Tax Basis (computed by taking into account the credit or deduction with respect to such loss or payment available to such Indemnitee in its reasonable determination without such Indemnitee being under any obligation to utilize any credit or deduction for any particular purpose), so as to leave such Indemnitee in the same after-tax position as it would have been in had the indemnity or reimbursement payment made to such Indemnitee not given rise to any liability for any Tax.
Section 4.03    Definitions. The terms “Tax” and “Taxes” as used in this Article IV shall have the meaning given to such terms in Appendix A hereto; provided, however, that other than with respect to an obligation to gross-up indemnities and any other payments expressly required to be made on an After-Tax Basis, the terms “Tax” and “Taxes” shall not include any Tax imposed by the jurisdiction in which an Indemnitee is incorporated that is measured by or based on the overall net income, profits or gains howsoever computed of an Indemnitee.
Section 4.04    Survival. Notwithstanding anything to the contrary contained herein, the agreements in this Article IV shall survive the termination or cancellation of this Indenture and the payment of the Notes and all other amounts due hereunder.
ARTICLE V
COVENANTS
The covenants and agreements of the Issuer set forth in Section 7 of the Participation Agreement are hereby incorporated herein by reference thereto as fully and to the same extent as if set forth in full herein.
ARTICLE VI
EVENTS OF DEFAULT
Section 6.01    Events of Default. The following events shall constitute “Events of Default” hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority or Other Governmental Authority, or the administration or interpretation thereof) and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

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(a)    any failure by the Issuer or the Guarantor to pay when due any amount owing under this Indenture, any Note or the Participation Agreement unless (i) such failure to pay is caused by administrative or technical error and (ii) payment is made within three (3) Business Days of its due date;
(b)    any representation or warranty made or deemed made by the Issuer or the Guarantor in the Participation Agreement, the Micron Guarantee Agreement, any other Operative Document to which it is a party or set forth in any writing delivered in connection therewith; or any statement made in any certificate furnished by the Issuer or the Guarantor to Ex-Im Bank; has proven to have been false or misleading in any material respect as of the time when made; provided that no Event of Default under this clause (b) will occur if such misrepresentation or breach of warranty, or the circumstance giving rise to it, is/are capable of remedy and is/are remedied within five (5) Business Days after Ex-Im Bank or the Security Trustee has given written notice thereof to the Issuer or the Guarantor, as the case may be;
(c)    any failure by the Issuer or the Guarantor to perform or comply in any material respect with any of its covenants or obligations set forth in the Participation Agreement, the Micron Guarantee Agreement or any other Operative Document to which it is a party (exclusive of any events specified as an Event of Default in any other subsection of this Section 6.01), which failure, if capable of being cured, remains uncured for a period of thirty (30) days after Ex-Im Bank or the Security Trustee have given written notice thereof to the Issuer or the Guarantor, as the case may be;
(d)    (i) the Issuer fails to make any payment on its scheduled due date (after giving effect to any applicable grace period) of any Indebtedness of the Issuer in a principal amount in excess of U.S.$100,000,000 and continuance of such failure, or (ii) the acceleration of any Indebtedness of the Issuer (after giving effect to any applicable grace period) in an amount in excess of U.S.$100,000,000 because of a default with respect to such Indebtedness without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled within a period of 30 days after such acceleration; provided that if any such failure or acceleration referred to in (i) or (ii) above shall cease or be cured, waived, rescinded or annulled, then the resulting Event of Default shall be deemed not to have occurred;
(e)    any failure by the Issuer or the Guarantor to pay when due, or within the applicable grace period provided with respect thereto, any amounts payable under any agreement or instrument (other than the Operative Documents) under which the debt or contingent obligation of the Issuer or the Guarantor thereunder is owed to, guaranteed by, or insured by (in whole or in part) Ex-Im Bank;
(f)    either the Issuer or the Guarantor shall (A) be unable generally to pay its debts as they fall due or shall admit in writing its inability generally to pay its debts as they fall due or shall become insolvent or bankrupt; or the Issuer or the Guarantor shall apply for or consent to the appointment of any liquidator, receiver, trustee, administrator or similar officer for all or a substantial part of its business, properties, assets, or revenues; or a liquidator, receiver, trustee, administrator or similar officer shall be appointed for the Issuer or the Guarantor and such appointment shall continue undismissed, undischarged or unstayed for a period of sixty (60) days; (B) institute (by petition, application, answer, consent or otherwise) any insolvency, bankruptcy,

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arrangement, readjustment of debt, dissolution, reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise), judicial management liquidation, or similar executory or judicial proceeding, or an insolvency, bankruptcy, arrangement, readjustment of debt, dissolution, liquidation, reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise), judicial management liquidation, or similar executory or judicial proceeding shall be instituted against the Issuer or the Guarantor and shall remain undismissed, undischarged or unstayed for a period of sixty (60) days; (C) take any action seeking to take advantage of any other law relating to insolvency, bankruptcy, liquidation, termination, dissolution, winding up, or composition, or readjustment of debts; (D) make a general assignment for the benefit of its creditors with a view to the general readjustment or rescheduling of its debts; or (E) take any corporate or similar action for the purpose of effecting any of the foregoing;
(g)    any Governmental Authority or Other Governmental Authority shall have (A) condemned, seized or expropriated all or substantially all of the property of the Issuer or the Guarantor or (B) declared the Issuer to be a declared company under the provisions of Part IX of the Companies Act (Chapter 50) of Singapore;
(h)    any authorization, approval, consent, license, exemption, filing, registration, notarization or other requirement of any governmental, judicial or public body or authority necessary to enable each of the Issuer or the Guarantor to comply with its obligations under this Indenture, the Micron Guarantee Agreement, any Note or any other Operative Document shall have been revoked, rescinded, suspended, held invalid or otherwise limited in effect in a manner that would affect materially and adversely the Issuer’s or the Guarantor’s respective ability to perform its obligations this Indenture, the Micron Guarantee Agreement, any Note or any other Operative Document; or any law, rule or regulation, decree or directive of any competent authority shall be enacted or issued that shall impair materially and adversely the legal ability or the right of the Issuer or the Guarantor, as the case may be, to perform such obligations; or it shall become unlawful for the Issuer or the Guarantor to perform any such obligations; provided that no Event of Default under this clause (h) will occur if such material and adverse effect or unlawfulness is remedied within thirty (30) Business Days after Ex-Im Bank or the Security Trustee has given written notice thereof to the Issuer or the Guarantor, as the case may be;
(i)    any Supply Contract, or the performance by any party thereto of such party’s obligations under any Supply Contract, in the reasonable judgment of Ex-Im Bank, contravenes any applicable law;
(j)    the Issuer repudiates this Indenture or any other Issuer Document or does or causes to be done any act or thing evidencing an intention to repudiate this Indenture or any other Issuer Document;

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(k)    the Guarantor repudiates the Micron Guarantee Agreement or does or causes to be done any act or thing evidencing an intention to repudiate the Micron Guarantee Agreement, or the Micron Guarantee Agreement ceases, for any reason, to be in full force and effect;
(l)    any of the Security Documents ceases or shall cease to constitute a duly perfected and enforceable security interest over the property referred to therein free and clear of all Liens other than Permitted Liens and such situation is not remedied within a period of five (5) Business Days after occurrence thereof;
(m)    the Issuer (i) ceases to be the owner of any of the Collateral or (ii) ceases to have valid and marketable title to any of the Collateral, except as otherwise permitted by the Operative Documents;
(n)    any step is taken by any Governmental Authority with a view to the seizure, compulsory acquisition, expropriation or nationalization of any part of the Collateral or the issued shares in the capital of the Issuer;
(o)    either the Issuer or the Guarantor ceases to carry on its respective business as a going concern;
(p)    any material obligations of the Issuer or the Guarantor under any Operative Document are not, or cease to be, legal, valid, binding or enforceable;
(q)    the Guarantor shall cease to own, directly or indirectly, more than fifty percent (50%) of the issued and paid up share capital of the Issuer; or
(r)    any other event occurs or any other circumstance arises (i) which, in the reasonable judgment of Ex-Im Bank (subject to the proviso below), is likely materially and adversely to affect the ability of the Issuer or the Guarantor to perform any payment obligation, or all or any of its other obligations which are material obligations, under this Indenture, the Micron Guarantee Agreement, any Note or under any other Operative Document to which it is a party and (ii) at any time when the sum of (x) the aggregate of “cash and equivalents”, “short-term investments” and “long-term marketable investments” of the Guarantor and its Consolidated Subsidiaries plus (y) the aggregate amount that is available to be drawn by the Guarantor or its Subsidiaries under committed credit facilities, is less than U.S.$1,000,000,000; provided that prior to its exercising its judgment as contemplated in this clause (r)(i), Ex-Im Bank shall (A) notify the Issuer and the Guarantor of the relevant event or circumstance by written notice describing such event or circumstance in reasonable detail and (B) following such notice, consult with the Issuer and the Guarantor so long as they are available to consult.
Section 6.02    Remedies. Upon the occurrence of any Event of Default and so long as such Event of Default is continuing, (i) the Instructing Group may, by notice to the Issuer (unless such notice is prohibited by Applicable Law), declare the aggregate principal amount then outstanding of, and the accrued interest on, any or all of the Notes and all other amounts payable by the Issuer hereunder to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand (except as aforesaid), protest or other formalities of any kind, all of which are hereby expressly waived by the Issuer; and (ii) in the case of the occurrence of an

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Event of Default referred to in clause (g) of Section 6.01 hereof with respect to the Issuer, the aggregate principal amount then outstanding of, and the accrued interest on, all of the Notes and all other amounts payable by the Issuer hereunder shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Issuer (unless, subsequent to such automatic acceleration, such automatic acceleration is waived by the Instructing Group). Notwithstanding anything to the contrary contained herein, no Make-Whole Amount or Prepayment Premium shall be payable in connection with the acceleration of any or all of the Global Notes or Definitive Notes. If (x) Ex-Im Bank as the Instructing Group shall have accelerated the Notes hereunder and (y) a claim shall be made on Ex-Im Bank under the Ex-Im Bank Guarantee and Ex-Im Bank shall have issued a Payment Certificate, then, upon demand by Ex-Im Bank, the Issuer shall pay to Ex-Im Bank the Ex-Im Bank Make-Whole Amount, if any.
ARTICLE VII
THE INDENTURE TRUSTEE
Section 7.01    Notice of Defaults.
(a)    As promptly as practicable, and in any event within ten (10) Business Days, after either (i) the occurrence of an Event of Default under Section 6.01(a) hereof of which the Indenture Trustee has actual knowledge or (ii) a Responsible Officer of the Indenture Trustee has received written notice from the Issuer, Ex-Im Bank or any Noteholder of the occurrence of any other Event of Default hereunder, the Indenture Trustee shall give notice of such Event of Default to the Issuer, the Noteholders and Ex-Im Bank.
(b)    The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee.
(c)    In the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided that in the case of any such certificates or opinions which by any provision hereof or thereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, and shall promptly notify the party delivering the same if such certificate or opinion does not conform. If a corrected form shall not have been delivered to the Indenture Trustee within fifteen (15) days after such notice from the Indenture Trustee, the Indenture Trustee shall so notify the Noteholders.
(d)    In case an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge has occurred and is continuing, the Indenture Trustee shall exercise such rights and powers as are expressly vested in it as a duty by this Indenture and the other Operative Documents, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Any permissive right of the Indenture Trustee enumerated in this Indenture or any other Operative Document shall

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not be construed as a duty. In taking or omitting to take any action hereunder, the Indenture Trustee shall be entitled to rely upon, and act in accordance with, the direction of the Majority Noteholders; provided, that in taking any action with respect to any Global Note or Definitive Note for amounts owed to Noteholders, the Indenture Trustee shall act in accordance with the direction of the Applicable Majority Noteholders for such Global Note or Definitive Note.
(e)    No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:
(1)    this subsection shall not be construed to limit the effect of this Section 7.01(b);
(2)    the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proven that the Indenture Trustee was grossly negligent or acted with willful misconduct in ascertaining the pertinent facts;
(3)    the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Noteholders, as applicable (or such larger percentage as may be required by the terms hereof) relating to the time, method and place of conducting any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture or any other Operative Document; and
(4)    no provision of this Indenture shall be construed as requiring the Indenture Trustee to incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.
(f)    Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 7.01.
Section 7.02    Certain Rights of Indenture Trustee.
(a)    The Indenture Trustee may conclusively rely and shall be protected in acting or refraining from acting in good faith in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.
(b)    Whenever in the administration of this Indenture, the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed)

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may, in the absence of bad faith, gross negligence or willful misconduct on its part, rely upon an Officer’s Certificate and an opinion of counsel of the Issuer.
(c)    The Indenture Trustee may consult with counsel of its choice and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.
(d)    The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any other Operative Document at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it in its sole discretion against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.
(e)    Subject to Section 7.01(c) hereof, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document unless notified to do so by the Issuer at the Issuer’s expense.
(f)    The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Indenture Trustee shall not be responsible, for any misconduct or negligence on the part of, or for the supervision of, any agent, attorney, custodian or nominee appointed with due care by it hereunder.
(g)    The Indenture Trustee shall not be required to expend or risk its own funds in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk is not assured to it.
(h)    The Indenture Trustee shall not be personally liable for any action taken or suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture or any other Operative Document, unless the Indenture Trustee was grossly negligent in ascertaining the pertinent facts.
(i)    The Indenture Trustee, in its capacity as Paying Agent and Registrar hereunder, shall have the rights and protections afforded to the Indenture Trustee pursuant to this Article VII (including, without limitation, Sections 7.01(c) and 7.06 hereof).
(j)    The Indenture Trustee shall not be charged with knowledge of an Event of Default (other than under Section 6.01(a) hereof) unless a Responsible Officer obtains actual knowledge of such event or the Indenture Trustee receives written notice of such event from the Issuer, Ex-Im Bank or any Noteholder.
(k)    The Indenture Trustee shall execute, deliver and perform the other Operative Documents to which it is a party and shall take such actions as are directed by Ex-Im Bank, the Noteholders, this Indenture or such other Operative Document, in each case, subject to the provisions

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of this Article VII and the other provisions of this Indenture and such other Operative Documents, as applicable.
(l)    Without limiting its rights under bankruptcy law, when the Indenture Trustee incurs expenses or renders services in connection with the insolvency or bankruptcy of any party hereto, such reasonable expenses (including the reasonable fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy or insolvency law.
Section 7.03    Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the certificates of authentication, and in the other Operative Documents shall not be taken as the statements of the Indenture Trustee, and the Indenture Trustee assumes no responsibility for their correctness. Except as set forth in Section 7.11 hereof or as set forth in any certificate of authentication, the Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or the Notes.
Section 7.04    May Hold Notes. The Indenture Trustee, the Paying Agent, the Registrar or any of their respective Affiliates or any other agent, in their respective individual or any other capacity, may become the owner or pledgee of a Note and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Registrar or such other agent.
Section 7.05    Money Held in Trust. Money held by the Indenture Trustee or the Paying Agent in trust hereunder need not be segregated from other funds except to the extent required herein or by law and neither the Indenture Trustee nor the Paying Agent shall have any liability for interest upon any such moneys.
Section 7.06    Indemnity. The Issuer agrees:
(a)    to indemnify, or cause to be indemnified, the Indenture Trustee (acting in any capacity hereunder) for, and to hold it harmless against, any loss, liability or expense incurred on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of the Operative Documents to which it is a party in accordance with the terms thereof, including the reasonable and duly documented costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties in accordance with the applicable provisions and the other Operative Documents; provided, that the Issuer shall not be liable for (i) any of the foregoing to the extent they arise from the gross negligence, bad faith or willful misconduct of the Indenture Trustee, (ii) any Taxes imposed on any fees payable to the Indenture Trustee as compensation for the performance of services hereunder or (iii) any cost, expense, liability or obligation that is expressly stated to be without right to reimbursement or indemnity from the Issuer. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. This indemnity shall survive the resignation or removal of the Indenture Trustee and the satisfaction and discharge or termination of this Indenture and the other Operative Documents. Upon payment of any amounts due hereunder in respect of any such claim, the Issuer shall be subrogated to the rights of the Indenture Trustee in respect thereof; and

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(b)    no direction by any Noteholder, the Majority Noteholders or the Instructing Group shall affect the right of the Indenture Trustee to collect amounts owed to it under this Indenture.
Section 7.07    Resignation and Removal of Indenture Trustee; Appointment of Successor. ii) The Indenture Trustee, or any successor Indenture Trustee, may resign at any time without cause by giving at least thirty (30) days’ prior written notice to the Issuer, each Noteholder and Ex-Im Bank. Such resignation shall be effective upon the acceptance of the trusteeship by a successor Indenture Trustee eligible under Section 7.08 hereof reasonably satisfactory to Ex-Im Bank and, provided no Event of Default shall have occurred and be continuing, the Issuer. Upon receiving such notice of resignation, the Majority Noteholders shall promptly appoint a successor Indenture Trustee eligible under Section 7.08 hereof reasonably satisfactory to Ex-Im Bank and, provided no Event of Default shall have occurred and be continuing, the Issuer, by written instrument, in duplicate, one original copy of which shall be delivered to the Indenture Trustee so resigning and one original copy to the successor Indenture Trustee together with notice to the Issuer, each Noteholder and Ex-Im Bank, in accordance with Section 11.02 hereof. In the event of any such resignation, such Indenture Trustee shall promptly return to the Issuer any unearned fees or the pro rata portion of any fees paid on an annual basis. The Indenture Trustee may be removed (x) by the Majority Noteholders, at any time, with or without cause, or (y) by the Applicable Majority Noteholders if the Indenture Trustee has not made a claim on Ex-Im Bank under the Ex-Im Bank Guarantee as required by Section 7.14 hereof by notice delivered to the other Noteholders, the Indenture Trustee, the Issuer and Ex-Im Bank, such removal to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee reasonably satisfactory to Ex-Im Bank and, provided no Event of Default shall have occurred and be continuing, the Issuer. In the case of the removal of the Indenture Trustee, the Majority Noteholders or the Applicable Majority Noteholders, as the case may be, may appoint a successor Indenture Trustee eligible under Section 7.08 hereof and reasonably satisfactory to Ex-Im Bank and, provided no Event of Default shall have occurred and be continuing, the Issuer, by an instrument signed by the Majority Noteholders or the Applicable Majority Noteholders, as applicable (whose fees, provided no Event of Default shall have occurred and be continuing, shall be reasonably acceptable to the Issuer). In the event of any removal due to gross negligence or willful misconduct (as determined and finally adjudicated by a court of competent jurisdiction) such Indenture Trustee shall promptly return to the Issuer any unearned fees or the pro rata portion of any fees paid on an annual basis. If a successor Indenture Trustee shall not have been appointed within (x) thirty (30) calendar days after such notice of resignation or removal, or (y) five (5) Business Days after such notice of resignation or removal if a claim is required under and in accordance with Section 2.07 of the Ex‑Im Bank Guarantee, the Issuer, the Indenture Trustee or any Noteholder may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee eligible under Section 7.08 hereof to act until such time, if any, as a successor shall have been appointed as above provided. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Indenture Trustee and appoint a successor Indenture Trustee meeting the requirements of Section 7.08 hereof, which removal and appointment shall become effective upon written acceptance of appointment by the successor Indenture Trustee as provided in Section 7.09 hereof.

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(b)    If at any time the Indenture Trustee becomes incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver, conservator, administrator, trustee, custodian, liquidator or similar official of the Indenture Trustee or of its property shall be appointed, or any public officer takes charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then (i) the Majority Noteholders may remove the Indenture Trustee and the Majority Noteholders may appoint a successor Indenture Trustee that is reasonably satisfactory to Ex-Im Bank and, provided no Event of Default shall have occurred and be continuing, the Issuer, and that is eligible under Section 7.08, by an Act delivered to the other Noteholders, the Indenture Trustee so removed, the successor Indenture Trustee, the Issuer and Ex-Im Bank or (ii) any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee and such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Indenture Trustee and appoint a successor Indenture Trustee eligible under Section 7.08 hereof, which removal and appointment shall become effective upon written acceptance of appointment by the successor Indenture Trustee as provided in Section 7.09 hereof.
Section 7.08    Persons Eligible for Appointment as Indenture Trustee. Any successor Indenture Trustee, however appointed, shall be a bank or trust company organized and doing business under the laws of the United States or any state thereof, shall be authorized under such laws to exercise corporate trust power, shall be subject to supervision or examination by federal or state authority, shall have a total shareholder equity aggregating at least US$1,000,000,000 and shall maintain a corporate trust department.
Section 7.09    Acceptance of Appointment by Successor Indenture Trustee. Any successor Indenture Trustee appointed as provided in Section 7.07 hereof shall execute and deliver to the Issuer and to its predecessor Indenture Trustee an instrument accepting such appointment and thereupon the resignation or removal of the predecessor Indenture Trustee shall become effective and the appointment of such successor Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor as if such successor Indenture Trustee were originally named as Indenture Trustee hereunder and under the other Operative Documents. Notwithstanding the foregoing, on the written request of the successor Indenture Trustee, the Indenture Trustee ceasing to act shall, upon payment of its charges then unpaid to which it is entitled to reimbursement or payment hereunder, pay over to the successor Indenture Trustee all moneys at the time held by it in trust hereunder and shall execute and deliver an instrument transferring to such successor Indenture Trustee all rights, powers, duties and obligations hereunder and under the other Operative Documents. Upon request of any such successor Indenture Trustee, the predecessor Indenture Trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights and powers. Any Indenture Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Indenture Trustee hereunder to secure any amounts then due to it pursuant to the provisions of Section 7.06 hereof.
If a successor Indenture Trustee is appointed hereunder, a supplement to this Indenture executed and delivered by the Issuer, the predecessor Indenture Trustee and the successor Indenture Trustee shall be sufficient to effect the removal of the predecessor Indenture Trustee and to vest the successor Indenture Trustee with all rights, powers, duties and obligations of its

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predecessor hereunder and under the other Operative Documents, as if such successor Indenture Trustee was originally named as Indenture Trustee hereunder and thereunder.
No successor Indenture Trustee shall accept appointment as provided in this Section 7.09 unless at the time of such acceptance such successor Indenture Trustee shall be eligible to act as Indenture Trustee under the provisions of Section 7.08 hereof.
Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 7.09, the successor Indenture Trustee shall notify the Noteholders of such appointment by registered mail at their last address as they shall appear in the Register, and shall mail a copy of such notice to the Issuer. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 7.07 hereof.
Section 7.10    Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation or sale of all or substantially all assets to which the Indenture Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such Person shall meet the requirements of Section 7.08 hereof and shall be otherwise qualified and eligible under this Article VII, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation or sale of assets to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes. If as a result of any such merger, conversion, consolidation, sale or succession it is necessary to amend any of the Operative Documents or to amend, modify, terminate and/or refile any documents or instruments or to take any other action to maintain the Lien of the Security Documents in the Collateral, the successor to the Indenture Trustee and the previous Indenture Trustee shall be jointly and severally liable for the costs and expenses relating to such amendments or for the maintenance of such Liens, including the reasonable fees and expenses of counsel to the Issuer, the Security Trustee and Ex-Im Bank, without any right to indemnification or reimbursement from the Issuer or the Guarantor under any other provisions of the Operative Documents.
Section 7.11    Representations and Warranties of Indenture Trustee. The representations and warranties of Wells Fargo Bank, National Association in its individual capacity and as Indenture Trustee set forth in Section 7.04 of the Participation Agreement are hereby incorporated herein by reference thereto as fully and to the same extent as if set forth herein.
Section 7.12    Documents Furnished to Noteholders. Promptly upon its receipt thereof, the Indenture Trustee shall furnish to each Noteholder, in the manner provided in Section 11.02 hereof a copy of any certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal or other paper or document it receives from the Issuer or any other party pursuant to this Indenture or any other Operative Document.

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Section 7.13    Appointment. By its acceptance of a Note or Beneficial Interest therein, each Noteholder and the Beneficial Owners (other than Ex-Im Bank) shall be deemed to have (i) appointed the Indenture Trustee to act as its agent in connection herewith and with the other Operative Documents and to have authorized the Indenture Trustee to exercise such rights, powers and discretions as are specifically delegated to the Indenture Trustee by the terms hereof and thereof together with all such rights, powers and discretions as are reasonably incidental thereto and (ii) agreed to be bound by and consented to the terms and provisions of the Operative Documents (including the provisions of Sections 4, 5.03, and 5.04 of the Ex-Im Bank Guarantee) and to have irrevocably authorized the Indenture Trustee to take any and all actions that may be taken by the Indenture Trustee under the terms of the Ex-Im Bank Guarantee, including an assignment of all of its rights, title and interest in a Note as to which enforcement of the Ex-Im Bank Guarantee is sought, this Indenture, any security referenced therein and the other Operative Documents (to the extent it relates to an affected Note). Upon the assignment of a Note to Ex-Im Bank pursuant to the Ex-Im Bank Guarantee, Ex-Im Bank shall be deemed to be the Holder of such Note and shall have all of the rights, powers and discretion of a Holder hereunder with respect to such Note.
Section 7.14    Certain Ex-Im Bank Guarantee Covenants. iii) The Indenture Trustee hereby covenants and agrees for the benefit of the Noteholders and Depositary Participants holding an interest in a Definitive Note that, if any Global Note or Definitive Note is outstanding, (i) upon the occurrence of an Event of Default pursuant to Section 6.01(a) hereof with respect to a scheduled payment of principal of or interest on a Global Note or a Definitive Note, the Indenture Trustee shall make a demand on each of the Issuer, the Guarantor (unless any such demand on the Issuer or the Guarantor may be omitted in accordance with the provisions of Section 4.01 of the Ex-Im Bank Guarantee) and Ex-Im Bank promptly within the periods contemplated in and otherwise on the terms of the Ex-Im Bank Guarantee (including but not limited to the provision of all information and documentation and any assignments (including rights under any Note, this Indenture or any other document or thing required thereunder) required by Section 4 of the Ex-Im Bank Guarantee) and provide notice of such demands to the Noteholders of such Global Note or Definitive Note and Depositary Participants holding an interest in a Definitive Note; provided that upon the occurrence of any Event of Default pursuant to Section 6.01(a) with respect to any scheduled payment of principal of or interest on a Global Note or a Definitive Note and so long as such Event of Default is continuing, if the Indenture Trustee shall not have made such demand, the Applicable Majority Noteholders may by notice in writing instruct the Indenture Trustee to make a demand on Ex-Im Bank to enforce its rights and those of the Noteholders under the Ex-Im Bank Guarantee and (ii) if any right to make a claim under Section 2.07 of the Ex-Im Bank Guarantee arises and the Indenture Trustee has returned any amount of a payment of principal of or interest on any Global Note or any Definitive Note or has received written notice that any Holder of a Global Note or a Definitive Note has returned any such amount as set forth in Section 2.07 of the Ex-Im Bank Guarantee, in either case, or if any such payment is rescinded, the Indenture Trustee shall make a demand on Ex-Im Bank and the parties set forth in such Section 2.07 to the extent required by such Section 2.07 promptly within the time periods contemplated in and otherwise on the terms of the Ex-Im Bank Guarantee.

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(b)    The Indenture Trustee hereby covenants and agrees for the benefit of the Noteholders and Depositary Participants holding an interest in a Definitive Note that, (i) without the prior written consent of Ex-Im Bank, the Indenture Trustee will not agree to an amendment or deviation prohibited by Section 5.03 of the Ex-Im Bank Guarantee and (ii) without the prior written consent of Ex-Im Bank, the Indenture Trustee will not declare all or any part of the Issuer’s indebtedness under any Note to be immediately due and payable or to be due and payable upon demand of the Indenture Trustee.
ARTICLE VIII
NOTEHOLDERS’ LISTS AND REPORTS
Section 8.01    Noteholder’s List and Preservation of Information.
(a)    The Indenture Trustee shall permit the Issuer, each Noteholder and Ex-Im Bank to inspect and copy (at the expense of such Noteholder or Ex-Im Bank, as the case may be) the Register and other books and records relating to the Notes upon written request during regular business hours of the Indenture Trustee; provided that, each Noteholder shall only be permitted to inspect and copy the relevant portion of the Register and other books and records relating to the relevant Global Notes or Definitive Notes, as the case may be.
(b)    The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 2.08 hereof and the names and addresses of such Noteholders received by the Indenture Trustee in its capacity as Registrar, if so acting. The Indenture Trustee may destroy any list furnished to it as provided in Section 2.08 upon receipt of a new list so furnished.
ARTICLE IX
SUPPLEMENTAL INDENTURES
Section 9.01    Supplemental Indentures without Consent of Noteholders. Subject always to Section 9.03 and Section 9.04(b), without the consent of the Noteholders, but with the consent of Ex-Im Bank, the Issuer may, and, upon request of the Issuer, the Indenture Trustee shall, at any time and from time to time enter into one or more agreements supplemental hereto, in form satisfactory to Ex-Im Bank, for any of the following purposes:
(1)    to add to the covenants of the Issuer or the Indenture Trustee for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;
(2)    to correct or supplement any provision herein or in any supplemental agreement which may be defective or inconsistent with any other provision herein or in any supplemental agreement or in any offering circular; provided that any such provision shall not adversely affect the interests of the Noteholders (and the Indenture Trustee shall have received an opinion of counsel to such effect satisfactory to it); or

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(3)    to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee;
provided such supplemental agreement shall not increase the discretionary authority of the Indenture Trustee (in such capacity or any other capacity) or any successor Indenture Trustee without the consent of the Indenture Trustee and each Holder. For the avoidance of doubt, the waiver of any right or remedy exercisable by Ex-Im Bank under this Indenture or any other Operative Document against the Issuer or the Guarantor, in either Ex-Im Bank’s individual capacity or as the Instructing Group (including, without limitation any waiver of an Event of Default) shall not require the consent of any Noteholders.
Section 9.02    Supplemental Indentures with Consent of Noteholders. Subject always to Section 9.03 and Section 9.04(b), (x) with the consent of the Majority Noteholders and Ex-Im Bank, the Issuer may, and the Indenture Trustee shall, enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights and obligations of the Holders under this Indenture and (y) with the consent of the Applicable Majority Noteholders with respect to a Note and Ex-Im Bank, the Issuer may, and the Indenture Trustee shall, enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions of such Note or of modifying in any manner the rights and obligations of the Holders thereof, as applicable; provided, that no such supplemental agreement may, without the unanimous consent of each Noteholder affected thereby:
(1)    change any Repayment Date or Interest Payment Date, change the provisions of the Indenture relating to the amount, timing or application of payments on the Notes or change any place where, or the coin or currency in which, the Notes are payable;
(2)    change the portion of percentage interests of the Notes, the consent of whose Holders is required for any such amendment or modification, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or any Operative Document;
(3)    impair or adversely affect the rights of any Holder under the Ex-Im Bank Guarantee or any Payment Certificate;
(4)    modify any of the provisions of this Indenture in such a manner as to affect the rights of the Holders of Notes for the repayment of the Notes contained in this Indenture; or
(5)    modify any of the provisions of this Section 9.02.
It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.
Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee, at the expense of the

[Indenture]

Issuer, shall mail to Ex-Im Bank a copy thereof and notify the Noteholders in accordance with Section 11.02. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.
Section 9.03    Documents Affecting Immunity or Indemnity. If in the reasonable opinion of the Indenture Trustee any document required to be executed by it pursuant to the terms of Section 9.01 or 9.02 affects any interest, right, duty, immunity or indemnity in favor of the Indenture Trustee under this Indenture, the Indenture Trustee may (but shall not be obligated to) execute such document.
Section 9.04    Execution of Supplemental Indentures.
(a)    In executing, or accepting the additional trusts created by, any supplemental agreement permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer’s Certificate and an opinion of counsel each stating that the execution of such supplemental agreement is authorized or permitted by this Indenture and that all conditions precedent have been complied with.
(b)    Anything in this Article IX to the contrary notwithstanding, the Indenture Trustee shall not enter into any supplemental agreement pursuant to this Article IX without the written consent of Ex-Im Bank and any supplemental agreement entered into by the Indenture Trustee without such consent shall not be valid to amend this Indenture for any other purpose hereunder.
Section 9.05    Effect of Supplemental Indentures. Upon the execution of any supplemental agreement in accordance with this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Indenture for all purposes; and every Holder of any Note theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
Section 9.06    Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental agreement pursuant to this Article IX may bear a notation in a form approved by the Indenture Trustee as to any matter provided for in such supplemental agreement; and, in such case, suitable notation may be made upon Outstanding Notes after proper presentation and demand.
Section 9.07    Solicitation of Noteholders.
(a)    The Issuer will provide the Indenture Trustee with sufficient information, sufficiently far in advance of the date a decision is required, to enable each Noteholder, to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions of this Indenture or the Notes. In determining the Noteholders entitled to vote or consent to any proposed amendment, waiver or consent, the Indenture Trustee may establish a special record date and notify (in the case of a Noteholder) the Depositary thereof.

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(b)    The Issuer will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any Noteholder as consideration for or as an inducement to the entering into by any Noteholder of any waiver or amendment of any of the terms and provisions hereof, or of the Notes unless such remuneration is concurrently offered to be paid, or security is concurrently offered to be granted, on the same terms, ratably to each Holder of Notes then Outstanding.
ARTICLE X
SATISFACTION AND DISCHARGE
Section 10.01    Satisfaction and Discharge of Indenture. Provided no Event of Default has occurred and is continuing hereunder, this Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer or exchange, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments hereunder, (iv) the rights, obligations and immunities of the Indenture Trustee hereunder and (v) the rights of Noteholders as beneficiaries hereof with respect to the property deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when (except as limited above):
(a)    all Notes theretofore authenticated and delivered (other than Notes which have been destroyed, lost or stolen and which have been paid or replaced as provided in Section 2.06), if not then in the possession of the Indenture Trustee, have been delivered to the Indenture Trustee for payment and cancellation and have been paid in full;
(b)    the Issuer has paid or caused to be paid in full all other sums payable hereunder by the Issuer and all other Secured Obligations have been paid in full; and
(c)    the Issuer has delivered to the Indenture Trustee and Ex-Im Bank an Officer’s Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.
Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Issuer to the Indenture Trustee under Section 7.06 hereof shall survive.
ARTICLE XI
MISCELLANEOUS PROVISIONS
Section 11.01    No Waiver. No failure on the part of the Indenture Trustee, the Security Trustee, Ex-Im Bank or any Noteholder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Indenture shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Indenture preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Any waiver actually given hereunder shall only be effective for its purpose and at the time given. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

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Section 11.02    Notices.
(a)    Each of the parties hereby acknowledges and confirms that this Indenture and each of the Notes is one of the Operative Documents and as a result all of the provisions of Section 10.01 of the Participation Agreement are hereby incorporated herein and therein by reference thereto as fully and to the same extent as if set forth herein and therein (including, without limitation, (a) the manner in which all notices or other communications are to be made hereunder, (b) the time as of which such notices or communications shall be deemed to have been given or made, and (c) the address to which such notices or communications are to be sent). For the convenience of the parties hereto, the addresses for notices referred to in Section 10.01 of the Participation Agreement are as follows:
(i)    if to the Issuer to:

Micron Semiconductor Asia Pte. Ltd.
1 North Coast Drive
Singapore 757432
Attention:	Eng Eng Ang/Melissa Llamanzares,
Micron Asia Treasury
Telephone:	(+65) 663 71773
Fax:	(+65) 663 71790
E-mail:	engang@micron.com

with a copy to the Security Trustee and to:

Micron Technology, Inc.
8000 South Federal Way
Boise, Idaho 83707-0006
Attention:	Greg Routin/ Assistant Treasurer
Fax:	(+1-208) 368-5763
Telephone:	(+1-208) 363-2017
E-mail:	groutin@micron.com

And, for notices of breach of any Operative Documents or any Event of Default, with a copy to:

Micron Technology, Inc.
8000 South Federal Way
Boise, Idaho 83707-0006
Attention:	General Counsel
Fax:	(+1-208) 363-1309

[Indenture]

(ii)    if to the Indenture Trustee to:

Wells Fargo Bank, National Association
MAC: U1240-026
260 N. Charles Lindbergh Drive
Salt Lake City, UT 84116
Attention:	Corporate Trust Department
Telephone:	(+1 801) 246-6000
Fax:	(+1 801) 246-7142

(iii)    if to the Security Trustee to:

Wells Fargo Bank Northwest, National Association
MAC: U1240-026
260 N. Charles Lindbergh Drive
Salt Lake City, UT 84116
Attention:	Corporate Trust Department
Telephone:	(+1 801) 246-6000
Fax:	(+1 801) 246-7142

(iv)    if to Ex-Im Bank to:

Export-Import Bank of the United States
811 Vermont Avenue, N. W.
Washington, D.C. 20571
U.S.A.
Attention:	Vice-President - Asset Management Division
Fax:	(+1 202) 565-3625 (Asset Management Division)
Fax:	(+1 202) 565-3380 (Bank-wide)
Telephone:	(+1 202) 565-3600
E-mail:	amd.credit@exim.gov

with a copy to Ex-Im Bank’s Counsel:

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601-1003
Attention:	Joshua D. Gentner, Esq.
Telephone:	(+1 312) 609-7887
Fax:	(+1 312) 609-5005

or, as to any party, at such other address as shall be designated by such party in a written notice to each other party hereto. Any communication or document to be made or delivered to Ex-Im Bank

[Indenture]

shall be effective only when received by Ex-Im Bank and then only if the same is expressly marked for the attention of the department or officer identified above (or such other department or officer as Ex-Im Bank shall specify from time to time for this purpose).
(b)    Where this Indenture provides for notice to the Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if such notice is in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at its address as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.
In any case where notice to the Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any Noteholder shall affect the sufficiency of such notice with respect to other Noteholders. Any notice that is given in the manner herein provided shall conclusively be presumed to have been duly given whether or not actually received by any Noteholder. Any notice to the Noteholders provided for in this Indenture will be deemed to have been given on the date of mailing if sent by overnight courier guaranteeing next day delivery and otherwise on the third day after the date of mailing.
Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by any Noteholder shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
In the event that, by reason of the suspension of the regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to any Noteholder when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee and as shall be reasonably calculated to reach the intended recipients thereof shall be deemed to be a sufficient giving of such notice.
(c)    Each document, instrument, statement, report, notice or other communication delivered in connection with this Indenture shall be in English or where not in English shall be accompanied by a certified English translation which translation shall with respect to all documents of a contractual nature and all certificates and notices to be delivered hereunder be the governing version and upon which in all cases Ex-Im Bank, the Indenture Trustee, the Security Trustee and the Noteholders shall be entitled to rely.
Section 11.03    Governing Law. THIS INDENTURE AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5‑1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
Section 11.04    Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions

[Indenture]

of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
Section 11.05    Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Indenture.
Section 11.06    Successors and Assigns. This Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 11.07    Assignments. Except as expressly permitted under the Operative Documents, the Issuer may not assign or transfer its rights or delegate its obligations hereunder or under any other Operative Document without the prior consent of Ex‑Im Bank.
Section 11.08    Counterparts. This Indenture may be executed in any number of counterparts each of which shall be an original and all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Indenture by signing any such counterpart.
Section 11.09    Jurisdiction; Service of Process. Any suit, proceeding, action or process against the Issuer with respect to this Indenture may be brought in accordance with Sections 9.02 and 9.03 of the Participation Agreement as if the same were repeated herein in full mutatis mutandis, and the Issuer hereby consents to service of process as therein set forth.
Section 11.10    Waiver of Jury Trial. THE ISSUER, THE INDENTURE TRUSTEE, THE SECURITY TRUSTEE AND EACH NOTEHOLDER (BY ACCEPTANCE OF A NOTE) HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS INDENTURE, OR ANY OTHER OPERATIVE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OR OMISSIONS OF THE INDENTURE TRUSTEE, THE NOTEHOLDERS, THE ISSUER OR THE SECURITY TRUSTEE OR ANY PERSON RELATING TO THE OPERATIVE DOCUMENTS.
Section 11.11    Expenses, Etc. Other than with respect to Article IV hereof, the provisions of Section 5 of the Participation Agreement are hereby incorporated herein, mutatis mutandis. In addition (but without duplication of amounts described elsewhere herein or in Section 5 of the Participation Agreement) the Issuer agrees to pay or reimburse each of Ex-Im Bank, the Security Trustee and the Indenture Trustee (against invoices or receipts (to the extent available) submitted by Ex-Im Bank, the Security Trustee and the Indenture Trustee) for (a) all reasonable out-of-pocket costs and expenses of Ex-Im Bank, the Security Trustee and the Indenture Trustee, acting in any capacity hereunder, (including the reasonable fees and expenses of counsel to Ex-Im Bank, the Security Trustee and the Indenture Trustee), in connection with any actual or proposed amendment, modification or waiver requested by the Issuer (whether the same shall ever become effective) of any of the terms of this Indenture and the other Operative Documents and in accordance with the terms thereof; and (b) all costs and expenses of Ex-Im Bank, the Security Trustee and the Indenture

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Trustee (including counsel’s fees) in connection with any Event of Default and any enforcement or collection proceedings resulting therefrom.

[Indenture]

Section 11.12    Noteholders. By acceptance of a Note or Beneficial Interest therein, each Noteholder and Beneficial Owner (other than Ex-Im Bank) shall be deemed to have agreed to be bound and consented to the terms and provisions of the Operative Documents. Upon the assignment of a Note to Ex-Im Bank in accordance with the terms of the Ex-Im Bank Guarantee, Ex-Im Bank shall be deemed the Holder of such Note and shall have all the rights, powers and discretion of a Holder hereunder with respect to such Note.
Section 11.13    Amendments, Etc. Except as otherwise expressly provided in this Indenture, no provision of this Indenture may be amended, changed, waived, discharged or terminated except in accordance with the provisions of Section 10.06 of the Participation Agreement.
Section 11.14    Entire Agreement. This Indenture (together with the other Operative Documents) is the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior communications and agreements by the parties hereto with respect thereto, and each such prior communication and agreement is null and void.
[Signatures on Next Page]

[Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

MICRON SEMICONDUCTOR ASIA PTE. LTD.
By:	/s/ Kai Strohbecke
Name: Kai Strohbecke
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Indenture Trustee
By:	/s/ Scott Rosevear
Name: Scott Rosevear
Title: Vice President

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Security Trustee
By:	/s/ David Wall
Name: David Wall
Title: Vice President

EXPORT-IMPORT BANK OF THE UNITED STATES

By:	/s/ John L. Schuster
Name: John L. Schuster
Title: Vice President, Structured Finance Division

SCHEDULE 1
[FORM OF FLOATING RATE GLOBAL NOTE]
THIS FLOATING RATE GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF. TRANSFERS OF THIS FLOATING RATE GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, EITHER TO THE DEPOSITARY, TO NOMINEES OF THE DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE OR TO EXPORT-IMPORT BANK OF THE UNITED STATES, IN EACH INSTANCE, MADE IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THE INDENTURE. TRANSFERS OF BENEFICIAL INTERESTS IN THIS FLOATING RATE GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THE INDENTURE AND THE APPLICABLE PROCEDURES OF THE DEPOSITARY REFERRED TO THEREIN.
MICRON SEMICONDUCTOR ASIA PTE. LTD.
SECURED FLOATING RATE GLOBAL NOTE
SERIES ____ (MICRON)
DUE IN QUARTERLY INSTALLMENTS
COMMENCING ON APRIL 15, 2014 AND
MATURING ON JANUARY 15, 2019

ISSUED IN CONNECTION WITH
SEMICONDUCTOR MANUFACTURING EQUIPMENT

AP086036XX - Micron

Note No. G-____	_________ __, 20__
CUSIP No. _____
$____________

MICRON SEMICONDUCTOR ASIA PTE. LTD., a company organized under the laws of the Republic of Singapore (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal amount of _____ Million _____ Thousand and _____ United States Dollars (U.S.$__________), payable in _____ consecutive quarterly principal installments commencing on April 15, 2014, and thereafter on January 15, April 15, July 15 and October 15 of each year (or if any such day is not a Business Day, on the next succeeding Business Day, unless such succeeding Business Day falls in the next calendar month, then on the preceding Business Day, each such day being a “Repayment Date”), each such principal installment to be in the amount set forth opposite the applicable Repayment Date in Annex A attached hereto and made a part hereof and the entire unpaid principal amount then owing hereunder to be paid in full on January 15, 2019 (the “Final Maturity Date”); and to pay interest on the unpaid principal amount of this Note from time to time at the applicable LIBOR plus a margin of ___% per annum (together, the “Floating Rate”) on January 15, April 15, July 15 and October 15 of each year, commencing on January 15, 2014 (or if any such day is not

Schedule 1

a Business Day, on the next succeeding Business Day, unless such succeeding Business Day falls in the next calendar month, then on the preceding Business Day, each such day being an “Interest Payment Date”) and upon the payment or redemption thereof (but only on the principal amount so paid or redeemed). The Issuer also agrees to pay on demand interest at the applicable Post-Default Rate on overdue principal and overdue interest payable under this Note, from the date due until the Business Day such payment is received at or before 11:00 a.m., New York City time, at the place of payment set forth below, and to pay the costs of collection, if any (including reasonable attorneys’ fees), and in each case, in lawful money of the United States of America and in immediately available and freely transferable funds. Payments of principal and interest received by the Indenture Trustee will be distributed by the Indenture Trustee to Noteholders of record as of the Record Date.

All payments of principal, interest, overdue interest and other amounts to be made by the Issuer to the Indenture Trustee for the account of the Noteholders under this Note shall be made by payment to the account of the Indenture Trustee at Wells Fargo Bank, N.A., ABA No.: 121000248, SWIFT: WFBIUS6S, Account No. 0510922115 (Reference: FFC: 48344700) (or such other account in the continental United States as the Indenture Trustee may designate, in writing, by not less than ten (10) Business Days’ notice) at or before 11:00 a.m., New York City time, on the due date therefor at the place of payment.
Interest shall accrue on the unpaid principal amount of this Note from and including the date hereof to but not including each Interest Payment Date and the date the principal amount of this Note shall be due (by installments, at maturity, by acceleration or otherwise) at the Floating Rate. Any payment of interest, principal or any other payment not paid to the Indenture Trustee when due and payable hereunder shall, from the date when due and payable until the date when fully paid, bear interest at the Post-Default Rate. Interest (including Post-Default Rate interest) shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.
The Issuer agrees that the records maintained by the Indenture Trustee as to the outstanding principal amount of this Note, the Floating Rate, the date and amount of each repayment of principal of this Note and payment of interest or overdue interest received by the Indenture Trustee, shall be conclusive absent manifest error.
This Note is a “Floating Rate Global Note” as referred to in the Indenture and is secured by the Security Documents. The Issuer may redeem or be obligated to redeem the principal of this Note, all as specified in the Indenture, and subject to the requirements thereof. Capitalized terms not otherwise defined herein shall have the respective meanings assigned thereto in the Indenture.
Upon the occurrence of an Event of Default and for so long as such Event of Default shall continue, the principal hereof, accrued interest hereon and all other amounts payable hereunder may be declared to be or may automatically become forthwith due and payable, all as provided in the Indenture.

Schedule 1

The Issuer waives diligence, demand, presentment, notice of nonpayment, protest, and notice of protest all in the sole discretion of the Holder and without notice and without affecting in any manner the liability of the Issuer. This Note (i) is intended by the Issuer to be an “instrument for the payment of money only” within the meaning of New York law, and (ii) shall be governed by and construed in accordance with the internal laws of the State of New York, United States of America, without reference to principles of conflicts of law other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.
This Note is a registered instrument. A manually signed and authenticated copy of this Note shall be evidence of the Holder’s rights and is not a bearer instrument.
No transfer by the Holder of any interest of the Holder in this Note or in the rights to receive any payments hereunder (other than a transfer to Ex-Im Bank) shall be effective unless a book entry of such transfer is made upon the Register referred to in the Indenture and such transfer is effected in compliance with the Indenture including final acceptance and entry into the Register of the transfer pursuant to the Indenture.
Prior to the entry into the Register of any transfer (other than a transfer to Ex-Im Bank) as provided in the immediately preceding paragraph, the Issuer and each other Person shall deem and treat each owner of this Note reflected in the Register as owner of this Note or the rights to receive any payments hereunder as the owner thereof for all purposes.
This Note is subject to redemption only as required or permitted by the terms of the Indenture. By acceptance of this Note or a beneficial interest herein, each Noteholder and Beneficial Owner (other than Ex-Im Bank) shall be deemed to have agreed to be bound by and consented to the terms and provisions of the Operative Documents. In connection with any redemption of this Note in accordance with the terms of the Indenture, the “Prepayment Premium” shall be shall be an amount (as determined by an independent investment bank of national standing selected by the Indenture Trustee) equal to the sum of the present values of the products of (a) the scheduled outstanding principal amount of the Note on each future Repayment Date (without giving effect to any payment of principal on such Repayment Date), (b) the Applicable Margin and (c) the actual number of days elapsed in the Interest Period ending on such future Repayment Date divided by 360. Such present values will be calculated by discounting each such product from the relevant future Repayment Date to the proposed date of redemption using a discount rate equal to the then applicable spot 3-month LIBOR rate for such future Repayment Date and [the No Redemption Period shall be [___][there shall not be a No Redemption Period].

Schedule 1

IN WITNESS WHEREOF, the Issuer has caused its signatory thereunto duly authorized to execute this Floating Rate Global Note as of the date first above written.

MICRON SEMICONDUCTOR ASIA PTE. LTD.
By:
Name:
Title:

GUARANTEE
This note issued by Micron Semiconductor Asia Pte. Ltd. dated _______, ____ is guaranteed by the Export-Import Bank of the United States (“Ex‑Im Bank”) for a principal amount not to exceed U.S.$________________ plus interest thereon at the Guaranteed Interest Rate as provided in the Guarantee Agreement dated as of December 16, 2013 (the “Guarantee Agreement”) between the Indenture Trustee and Ex-Im Bank, and said guarantee is expressly made subject to all of the provisions therein as if all of said provisions were expressly set forth herein. Capitalized terms used herein and not otherwise defined have the meaning specified in the Guarantee Agreement.

EXPORT-IMPORT BANK OF THE UNITED STATES
By:
(Signature)

Name:
(Print)

Title:

Ex-Im Bank Guarantee No. AP086036XX - Singapore

Schedule 1

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is a Floating Rate Global Note issued under the Indenture and is entitled to the benefits thereof.

Date:	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as the Indenture Trustee

By:
Authorized Signatory

Schedule 1

Annex A

Repayment Date	Principal Payment	Principal Balance

Schedule 1

SCHEDULE 2
[FORM OF FIXED RATE GLOBAL NOTE]
THIS FIXED RATE GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF. TRANSFERS OF THIS FIXED RATE GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, EITHER TO THE DEPOSITARY, TO NOMINEES OF THE DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE OR TO EXPORT-IMPORT BANK OF THE UNITED STATES, IN EACH INSTANCE, MADE IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THE INDENTURE. TRANSFERS OF BENEFICIAL INTERESTS IN THIS FIXED RATE GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THE INDENTURE AND THE APPLICABLE PROCEDURES OF THE DEPOSITARY REFERRED TO THEREIN.
MICRON SEMICONDUCTOR ASIA PTE. LTD.
SECURED FIXED RATE GLOBAL NOTE
SERIES ____ (MICRON)
DUE IN SEMI-ANNUAL INSTALLMENTS
COMMENCING ON JULY 15, 2014 AND
MATURING ON JANUARY 15, 2019

ISSUED IN CONNECTION WITH
SEMICONDUCTOR MANUFACTURING EQUIPMENT

AP086036XX - Micron

Note No. G-_________ CUSIP No. _________	_________ __, 20___
$____________

MICRON SEMICONDUCTOR ASIA PTE. LTD., a company organized under the laws of the Republic of Singapore (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal amount of _____ Million _____ Thousand and _____ United States Dollars (U.S.$__________), payable in consecutive semi-annual principal installments commencing on July 15, 2014, and thereafter on January 15 and July 15 of each year (or if any such day is not a Business Day, on the next succeeding Business Day, each such day being a “Repayment Date”), each such principal installment to be in the amount set forth opposite the applicable Repayment Date in Annex A attached hereto and made a part hereof, and the entire unpaid principal amount then owing hereunder to be paid in full on January 15, 2019 (the “Final Maturity Date”); and to pay interest on the unpaid principal amount of this Note from time to time at ___% per annum (the “Fixed Rate”) on January 15 and July 15 of each year, commencing on January 15, 2014 (or if any such day is not a Business Day, on the next succeeding Business Day, each such day being an “Interest Payment Date”) and upon the payment or redemption thereof (but only on the principal amount so paid or redeemed). The Issuer also agrees to pay on demand interest at the applicable Post-Default Rate on overdue principal and overdue interest payable under this Note,

Schedule 2

from the date due until the Business Day such payment is received at or before 11:00 a.m., New York City time, at the place of payment set forth below, and to pay the costs of collection, if any (including reasonable attorneys’ fees), and in each case, in lawful money of the United States of America and in immediately available and freely transferable funds. Payments of principal and interest received by the Indenture Trustee will be distributed by the Indenture Trustee to Noteholders of record as of the Record Date.
All payments of principal, interest, overdue interest and other amounts to be made by the Issuer to the Indenture Trustee for the account of the Noteholders under this Note shall be made by payment to the account of the Indenture Trustee at Wells Fargo Bank, N.A., ABA No.: 121000248, SWIFT: WFBIUS6S, Account No. 0510922115 (Reference: FFC: 48344700) (or such other account in the continental United States as the Indenture Trustee may designate, in writing, by not less than ten (10) Business Days’ notice) at or before 11:00 a.m., New York City time, on the due date therefor at the place of payment.
Interest shall accrue on the unpaid principal amount of this Note from and including the date hereof to but not including each Interest Payment Date and the date the principal amount of this Note shall be due (by installments, at maturity, by acceleration or otherwise) at the Fixed Rate. Any payment of interest, principal or any other payment not paid to the Indenture Trustee when due and payable hereunder shall, from the date when due and payable until the date when fully paid, bear interest at the Post-Default Rate. Interest shall be computed on the basis of a year of 360 days and twelve (12) 30-day months, and interest at the Post-Default Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.
The Issuer agrees that the records maintained by the Indenture Trustee as to the outstanding principal amount of this Note, the Fixed Rate, the date and amount of each repayment of principal of this Note and payment of interest or overdue interest received by the Indenture Trustee, shall be conclusive absent manifest error.
This Note is a “Fixed Rate Global Note” as referred to in the Indenture and is secured by the Security Documents. The Issuer may redeem or be obligated to redeem the principal of this Note, all as specified in the Indenture, and subject to the requirements thereof. Capitalized terms not otherwise defined herein shall have the respective meanings assigned thereto in the Indenture.
Upon the occurrence of an Event of Default and for so long as such Event of Default shall continue, the principal hereof, accrued interest hereon and all other amounts payable hereunder may be declared to be or may automatically become forthwith due and payable, all as provided in the Indenture.
The Issuer waives diligence, demand, presentment, notice of nonpayment, protest, and notice of protest all in the sole discretion of the Holder and without notice and without affecting in any manner the liability of the Issuer. This Note (i) is intended by the Issuer to be an “instrument for the payment of money only” within the meaning of New York law, and (ii) shall be governed by and construed in accordance with the internal laws of the State of New York, United States of America, without reference to principles of conflicts of law other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

Schedule 2

This Note is a registered instrument. A manually signed and authenticated copy of this Note shall be evidence of the Holder’s rights and is not a bearer instrument.
No transfer by the Holder of any interest of the Holder in this Note (other than a transfer to Ex-Im Bank) or in the rights to receive any payments hereunder shall be effective unless a book entry of such transfer is made upon the Register referred to in the Indenture and such transfer is effected in compliance with the Indenture including final acceptance and entry into the Register of the transfer pursuant to the Indenture.
Prior to the entry into the Register of any transfer (other than a transfer to Ex-Im Bank) as provided in the immediately preceding paragraph, the Issuer and each other Person shall deem and treat each owner of this Note reflected in the Register as owner of this Note or the rights to receive any payments hereunder as the owner thereof for all purposes.
This Note is subject to redemption only as required or permitted by the terms of the Indenture. By acceptance of this Note or a beneficial interest herein, each Noteholder and Beneficial Owner (other than Ex-Im Bank) shall be deemed to have agreed to be bound by and consented to the terms and provisions of the Operative Documents. In connection with any redemption of this Note in accordance with the terms of the Indenture, [the “Premium Over Treasuries” shall be [●]%] [no Make-Whole Amount shall be payable].

Schedule 2

IN WITNESS WHEREOF, the Issuer has caused its signatory thereunto duly authorized to execute this Fixed Rate Global Note as of the date first above written.

MICRON SEMICONDUCTOR ASIA PTE. LTD.
By:
Name:
Title:

Schedule 2

GUARANTEE
This note issued by Micron Semiconductor Asia Pte. Ltd. dated __________, ____ is guaranteed by the Export-Import Bank of the United States (“Ex‑Im Bank”) for a principal amount not to exceed U.S.$________________ plus interest thereon at the Guaranteed Interest Rate as provided in the Guarantee Agreement dated as of December 16, 2013 (the “Guarantee Agreement”) between the Indenture Trustee and Ex-Im Bank, and said guarantee is expressly made subject to all of the provisions therein as if all of said provisions were expressly set forth herein. Capitalized terms used herein and not otherwise defined have the meaning specified in the Guarantee Agreement.

EXPORT-IMPORT BANK OF THE UNITED STATES
By:
(Signature)

Name:
(Print)

Title:

Ex-Im Bank Guarantee No. AP086036XX - Singapore

Schedule 2

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is a Fixed Rate Global Note issued under the Indenture and is entitled to the benefits thereof.

Date:	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as the Indenture Trustee

By:
Authorized Signatory

Schedule 2

Annex A

Repayment Date	Principal Payment	Principal Balance

Schedule 2

SCHEDULE 3
[FORM OF FLOATING RATE DEFINITIVE NOTE]
[THIS FLOATING RATE DEFINITIVE NOTE IS HELD BY THE INDENTURE TRUSTEE (AS CUSTODIAN AND AGENT PURSUANT TO SECTION 2.03(b)(ii) OF THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF. TRANSFERS OF THIS FLOATING RATE DEFINITIVE NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, EITHER TO THE INDENTURE TRUSTEE, TO NOMINEES OF THE INDENTURE TRUSTEE OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE OR TO EXPORT-IMPORT BANK OF THE UNITED STATES, IN EACH INSTANCE, MADE IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THE INDENTURE. TRANSFERS OF BENEFICIAL INTERESTS IN THIS FLOATING RATE DEFINITIVE NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THE INDENTURE AND THE APPLICABLE PROCEDURES OF THE INDENTURE TRUSTEE REFERRED TO THEREIN.] 1
MICRON SEMICONDUCTOR ASIA PTE. LTD.
SECURED FLOATING RATE DEFINITIVE NOTE
SERIES ____ (MICRON)
DUE IN QUARTERLY INSTALLMENTS
COMMENCING ON APRIL 15, 2014 AND
MATURING ON JANUARY 15, 2019

ISSUED IN CONNECTION WITH
SEMICONDUCTOR MANUFACTURING EQUIPMENT

AP086036XX - Micron

Note No. F-_____ CUSIP No. _____	_________ __, 20__
$____________

MICRON SEMICONDUCTOR ASIA PTE. LTD., a company organized under the laws of the Republic of Singapore (the “Issuer”), for value received, hereby promises to pay to [INDENTURE TRUSTEE/EX-IM BANK] or its registered assigns, the principal amount of _____ Million _____ Thousand and _____ United States Dollars (U.S.$__________), payable in _____ consecutive quarterly principal installments commencing on April 15, 2014, and thereafter on January 15, April 15, July 15 and October 15 of each year (or if any such day is not a Business Day, on the next succeeding Business Day, unless such succeeding Business Day falls in the next calendar month, then on the preceding Business Day, each such day being a “Repayment Date”), each such principal installment to be in the amount set forth opposite the applicable Repayment Date in Annex A attached hereto and made a part hereof, and the entire
___________________________
1 Delete if registered in the name of Ex-Im Bank.

Schedule 3

unpaid principal amount then owing hereunder to be paid in full on January 15, 2019 (the “Final Maturity Date”); and to pay interest on the unpaid principal amount of this Note from time to time at the applicable LIBOR plus a margin of ___% per annum (together, the “Floating Rate”) on January 15, April 15, July 15 and October 15 of each year, commencing on January 15, 2014 (or if any such day is not a Business Day, on the next succeeding Business Day, unless such succeeding Business Day falls in the next calendar month, then on the preceding Business Day, each such day being an “Interest Payment Date”) and upon the payment or redemption thereof (but only on the principal amount so paid or redeemed). The Issuer also agrees to pay on demand interest at the applicable Post-Default Rate on overdue principal and overdue interest payable under this Note, from the date due until the Business Day such payment is received at or before 11:00 a.m., New York City time, at the place of payment set forth below, and to pay the costs of collection, if any (including reasonable attorneys’ fees), and in each case, in lawful money of the United States of America and in immediately available and freely transferable funds. Payments of principal and interest received by the Indenture Trustee will be distributed by the Indenture Trustee to Noteholders of record as of the Record Date.
All payments of principal, interest, overdue interest and other amounts to be made by the Issuer to the Indenture Trustee for the account of the Noteholders under this Note shall be made by payment to the account of the Indenture Trustee at Wells Fargo Bank, N.A., ABA No.: 121000248, SWIFT: WFBIUS6S, Account No. 0510922115 (Reference: FFC: 48344700) (or such other account in the continental United States as [the Indenture Trustee/Ex-Im Bank] may designate, in writing, by not less than ten (10) Business Days’ notice) at or before 11:00 a.m., New York City time, on the due date therefor at the place of payment.
Interest shall accrue on the unpaid principal amount of this Note from and including the date hereof to but not including each Interest Payment Date and the date the principal amount of this Note shall be due (by installments, at maturity, by acceleration or otherwise) at the Floating Rate. Any payment of interest, principal or any other payment not paid to the Indenture Trustee when due and payable hereunder shall, from the date when due and payable until the date when fully paid, bear interest at the Post-Default Rate. Interest (including Post-Default Rate interest) shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.
The Issuer agrees that the records maintained by the Indenture Trustee as to the outstanding principal amount of this Note, the Floating Rate, the date and amount of each repayment of principal of this Note and payment of interest or overdue interest received by the Indenture Trustee, shall be conclusive absent manifest error.
This Note is a “Floating Rate Definitive Note” as referred to in the Indenture and is secured by the Security Documents. The Issuer may redeem or be obligated to redeem the principal of this Note, all as specified in the Indenture, and subject to the requirements thereof. Capitalized terms not otherwise defined herein shall have the respective meanings assigned thereto in the Indenture.
Upon the occurrence of an Event of Default and for so long as such Event of Default shall continue, the principal hereof, accrued interest hereon and all other amounts payable hereunder may be declared to be or may automatically become forthwith due and payable, all as provided in the Indenture.

Schedule 3

The Issuer waives diligence, demand, presentment, notice of nonpayment, protest, and notice of protest all in the sole discretion of the Holder and without notice and without affecting in any manner the liability of the Issuer. This Note (i) is intended by the Issuer to be an “instrument for the payment of money only” within the meaning of New York law, and (ii) shall be governed by and construed in accordance with the internal laws of the State of New York, United States of America, without reference to principles of conflicts of law other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.
This Note is a registered instrument. A manually signed and authenticated copy of this Note shall be evidence of the Holder’s rights and is not a bearer instrument.
No transfer by the Holder of any interest of the Holder in this Note (other than a transfer to Ex-Im Bank) or in the rights to receive any payments hereunder shall be effective unless a book entry of such transfer is made upon the Register referred to in the Indenture and such transfer is effected in compliance with the Indenture including final acceptance and entry into the Register of the transfer pursuant to the Indenture.
Prior to the entry into the Register of any transfer (other than a transfer to Ex-Im Bank) as provided in the immediately preceding paragraph, the Issuer and each other Person shall deem and treat each owner of this Note reflected in the Register as owner of this Note or the rights to receive any payments hereunder as the owner thereof for all purposes.
This Note is subject to redemption only as required or permitted by the terms of the Indenture. By acceptance of this Note or a beneficial interest herein, each Noteholder and Beneficial Owner (other than Ex-Im Bank) shall be deemed to have agreed to be bound by and consented to the terms and provisions of the Operative Documents. In connection with any redemption of this Note in accordance with the terms of the Indenture, the “Prepayment Premium” shall be shall be an amount (as determined by an independent investment bank of national standing selected by the Indenture Trustee) equal to the sum of the present values of the products of (a) the scheduled outstanding principal amount of the Note on each future Repayment Date (without giving effect to any payment of principal on such Repayment Date), (b) the Applicable Margin and (c) the actual number of days elapsed in the Interest Period ending on such future Repayment Date divided by 360. Such present values will be calculated by discounting each such product from the relevant future Repayment Date to the proposed date of redemption using a discount rate equal to the then applicable spot 3-month LIBOR rate for such future Repayment Date and [the No Redemption Period shall be [___][there shall not be a No Redemption Period].

Schedule 3

IN WITNESS WHEREOF, the Issuer has caused its signatory thereunto duly authorized to execute this Floating Rate Definitive Note as of the date first above written.

MICRON SEMICONDUCTOR ASIA PTE. LTD.
By:
Name:
Title:

GUARANTEE
This note issued by Micron Semiconductor Asia Pte. Ltd. dated _______, ____ is guaranteed by the Export-Import Bank of the United States (“Ex‑Im Bank”) for a principal amount not to exceed U.S.$________________ plus interest thereon at the Guaranteed Interest Rate as provided in the Guarantee Agreement dated as of December 16, 2013 (the “Guarantee Agreement”) between the Indenture Trustee and Ex-Im Bank, and said guarantee is expressly made subject to all of the provisions therein as if all of said provisions were expressly set forth herein. Capitalized terms used herein and not otherwise defined have the meaning specified in the Guarantee Agreement.

EXPORT-IMPORT BANK OF THE UNITED STATES
By:
(Signature)

Name:
(Print)

Title:

Ex-Im Bank Guarantee No. AP086036XX - Singapore

Schedule 3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is a Floating Rate Definitive Note issued under the Indenture and is entitled to the benefits thereof.

Date:	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as the Indenture Trustee

By:
Authorized Signatory

Schedule 3

Annex A

Repayment Date	Principal Payment	Principal Balance

Schedule 3

SCHEDULE 4
[FORM OF FIXED RATE DEFINITIVE NOTE]
[THIS FIXED RATE DEFINITIVE NOTE IS HELD BY THE INDENTURE TRUSTEE (AS CUSTODIAN AND AGENT PURSUANT TO SECTION 2.03(b)(ii) OF THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF. TRANSFERS OF THIS FIXED RATE DEFINITIVE NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, EITHER TO THE INDENTURE TRUSTEE, TO NOMINEES OF THE INDENTURE TRUSTEE OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE OR TO EXPORT-IMPORT BANK OF THE UNITED STATES, IN EACH INSTANCE, MADE IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THE INDENTURE. TRANSFERS OF BENEFICIAL INTERESTS IN THIS FIXED RATE DEFINITIVE NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THE INDENTURE AND THE APPLICABLE PROCEDURES OF THE INDENTURE TRUSTEE REFERRED TO THEREIN.] 2
MICRON SEMICONDUCTOR ASIA PTE. LTD.
SECURED FIXED RATE DEFINITIVE NOTE
SERIES ____ (MICRON)
DUE IN SEMI-ANNUAL INSTALLMENTS
COMMENCING ON JULY 15, 2014 AND
MATURING ON JANUARY 15, 2019

ISSUED IN CONNECTION WITH
SEMICONDUCTOR MANUFACTURING EQUIPMENT

AP086036XX - Micron

Note No. F-_________ CUSIP No. _________	_________ __, 20___
$____________

MICRON SEMICONDUCTOR ASIA PTE. LTD., a company organized under the laws of the Republic of Singapore (the “Issuer”), for value received, hereby promises to pay to [INDENTURE TRUSTEE/EX-IM BANK] or its registered assigns, the principal amount of _____ Million _____ Thousand and _____ United States Dollars (U.S.$__________), payable in consecutive semi‑annual principal installments commencing on July 15, 2014 and thereafter on January 15 and July 15 of each year (or if any such day is not a Business Day, on the next succeeding Business Day, each such day being a “Repayment Date”), each such principal installment to be in the amount set forth opposite the applicable Repayment Date in Annex A attached hereto and made a part hereof, and the entire unpaid principal amount then owing hereunder to be paid in full on January 15, 2019 (the “Final Maturity Date”); and to pay interest
________________________________
2 Delete if registered in the name of Ex-Im Bank.

Schedule 4

on the unpaid principal amount of this Note from time to time at ___% per annum (the “Fixed Rate”) on January 15 and July 15 of each year, commencing on January 15, 2014 (or if any such day is not a Business Day, on the next succeeding Business Day, each such day being an “Interest Payment Date” and upon the payment or redemption thereof (but only on the principal amount so paid or redeemed). The Issuer also agrees to pay on demand interest at the applicable Post-Default Rate on overdue principal and overdue interest payable under this Note, from the date due until the Business Day such payment is received at or before 11:00 a.m., New York City time, at the place of payment set forth below, and to pay the costs of collection, if any (including reasonable attorneys’ fees), and in each case, in lawful money of the United States of America and in immediately available and freely transferable funds. Payments of principal and interest received by the Indenture Trustee will be distributed by the Indenture Trustee to Noteholders of record as of the Record Date.
All payments of principal, interest, overdue interest and other amounts to be made by the Issuer to the Indenture Trustee for the account of the Noteholders under this Note shall be made by payment to the account of the Indenture Trustee at Wells Fargo Bank, N.A., ABA No.: 121000248, SWIFT: WFBIUS6S, Account No. 0510922115 (Reference: FFC: 48344700) (or such other account in the continental United States as [the Indenture Trustee/Ex-Im Bank] may designate, in writing, by not less than ten (10) Business Days’ notice) at or before 11:00 a.m., New York City time, on the due date therefor at the place of payment.
Interest shall accrue on the unpaid principal amount of this Note from and including the date hereof to but not including each Interest Payment Date and the date the principal amount of this Note shall be due (by installments, at maturity, by acceleration or otherwise) at the Fixed Rate. Any payment of interest, principal or any other payment not paid to the Indenture Trustee when due and payable hereunder shall, from the date when due and payable until the date when fully paid, bear interest at the Post-Default Rate. Interest shall be computed on the basis of a year of 360 days and twelve (12) 30-day months, and interest at the Post-Default Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.
The Issuer agrees that the records maintained by the Indenture Trustee as to the outstanding principal amount of this Note, the Fixed Rate, the date and amount of each repayment of principal of this Note and payment of interest or overdue interest received by the Indenture Trustee, shall be conclusive absent manifest error.
This Note is a “Fixed Rate Definitive Note” as referred to in the Indenture and is secured by the Security Documents. The Issuer may redeem or be obligated to redeem the principal of this Note, all as specified in the Indenture, and subject to the requirements thereof. Capitalized terms not otherwise defined herein shall have the respective meanings assigned thereto in the Indenture.
Upon the occurrence of an Event of Default and for so long as such Event of Default shall continue, the principal hereof, accrued interest hereon and all other amounts payable hereunder may be declared to be or may automatically become forthwith due and payable, all as provided in the Indenture.

Schedule 4

The Issuer waives diligence, demand, presentment, notice of nonpayment, protest, and notice of protest all in the sole discretion of the Holder and without notice and without affecting in any manner the liability of the Issuer. This Note (i) is intended by the Issuer to be an “instrument for the payment of money only” within the meaning of New York law, and (ii) shall be governed by and construed in accordance with the internal laws of the State of New York, United States of America, without reference to principles of conflicts of law other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.
This Note is a registered instrument. A manually signed and authenticated copy of this Note shall be evidence of the Holder’s rights and is not a bearer instrument.
No transfer by the Holder of any interest of the Holder in this Note (other than a transfer to Ex-Im Bank) or in the rights to receive any payments hereunder shall be effective unless a book entry of such transfer is made upon the Register referred to in the Indenture and such transfer is effected in compliance with the Indenture including final acceptance and entry into the Register of the transfer pursuant to the Indenture.
Prior to the entry into the Register of any transfer (other than a transfer to Ex-Im Bank) as provided in the immediately preceding paragraph, the Issuer and each other Person shall deem and treat each owner of this Note reflected in the Register as owner of this Note or the rights to receive any payments hereunder as the owner thereof for all purposes.
This Note is subject to redemption only as required or permitted by the terms of the Indenture. By acceptance of this Note or a beneficial interest herein, each Noteholder and Beneficial Owner (other than Ex-Im Bank) shall be deemed to have agreed to be bound by and consented to the terms and provisions of the Operative Documents. In connection with any redemption of this Note in accordance with the terms of the Indenture, [the “Premium Over Treasuries” shall be []%][no Make-Whole Amount shall be payable].

Schedule 4

IN WITNESS WHEREOF, the Issuer has caused its signatory thereunto duly authorized to execute this Fixed Rate Definitive Note as of the date first above written.

MICRON SEMICONDUCTOR ASIA PTE. LTD.
By:
Name:
Title:

GUARANTEE
This note issued by Micron Semiconductor Asia Pte. Ltd. dated __________, ____ is guaranteed by the Export-Import Bank of the United States (“Ex‑Im Bank”) for a principal amount not to exceed U.S.$________________ plus interest thereon at the Guaranteed Interest Rate as provided in the Guarantee Agreement dated as of December 16, 2013 (the “Guarantee Agreement”) between the Indenture Trustee and Ex-Im Bank, and said guarantee is expressly made subject to all of the provisions therein as if all of said provisions were expressly set forth herein. Capitalized terms used herein and not otherwise defined have the meaning specified in the Guarantee Agreement.

EXPORT-IMPORT BANK OF THE UNITED STATES
By:
(Signature)

Name:
(Print)

Title:

Ex-Im Bank Guarantee No. AP086036XX - Singapore

Schedule 4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is a Fixed Rate Definitive Note issued under the Indenture and is entitled to the benefits thereof.

Date:	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as the Indenture Trustee

By:
Authorized Signatory

Schedule 4

Annex A

Repayment Date	Principal Payment	Principal Balance

Schedule 4